UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)
___________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 19, 2024
Dear Stockholders,

We are very pleased to invite you to the virtual 2024 Annual Meeting of Stockholders of Acacia Research Corporation, which will be held on Tuesday, May 21, 2024, at 11:30 a.m., Eastern Time. The Annual Meeting will be held virtually via webcast at www.virtualshareholdermeeting.com/ACTG2024.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or by completing, signing, and returning by mail the enclosed proxy card, even if you plan to attend the virtual Annual Meeting.

As a representative of your Board of Directors, it is my pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.

Very truly yours,

/s/ Gavin Molinelli
Gavin Molinelli
Chairman of the Board of Directors

The proxy materials related to the Annual Meeting are first being mailed on or about April 19, 2024.
If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 THIRD AVENUE, 6th FLOOR
NEW YORK, NY 10017
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2024

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the virtual 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation (the “Company”) will be held on Tuesday, May 21, 2024, at 11:30 a.m., Eastern Time, via a live webcast, which can be accessed by visiting www.virtualshareholdermeeting.com/ACTG2024.

To access the virtual Annual Meeting, you will need a 16-digit control number. The control number is provided on your proxy card or through your broker or other nominee if you hold your shares in “street name.”

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

We are holding the Annual Meeting to consider and vote on the following proposals, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1	To elect seven directors to serve on our Board of Directors until the 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement;
4
To approve the 2024 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, restricted stock units, performance stock units and stock awards; and

5	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2024: The Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://www.acaciaresearch.com/proxy-materials.

Our Board of Directors has established the close of business on April 1, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the virtual Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the virtual Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, we urge you to read the enclosed proxy materials and then promptly vote via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card , even if you plan to attend the virtual Annual Meeting. Voting via the internet or telephone or returning your completed proxy will ensure your representation at the virtual Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the virtual Annual Meeting if your shares are held directly in your name as the stockholder of record.

Sincerely,

/s/ Jennifer Graff
Jennifer Graff
Secretary

New York, New York
April 19, 2024

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

ACACIA RESEARCH CORPORATION
767 Third Avenue, 6th Floor, New York, NY 10017
_______________________________
PROXY STATEMENT
FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2024
_______________________________

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” “Acacia” and the “Company”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, May 21, 2024, at 11:30 a.m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held via a live webcast, which can be accessed visiting www.virtualshareholdermeeting.com/ACTG2024, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.

Please refer to the section of this Proxy Statement entitled “Questions and Answers Regarding the Annual Meeting” for additional information regarding how to attend the virtual Annual Meeting and vote your shares.

Only stockholders of record at the close of business on April 1, 2024 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report on Form 10-K"), including audited financial statements, were mailed on or about April 19, 2024, to all stockholders entitled to receive notice of and vote at the Annual Meeting. In addition, these proxy solicitation materials and our Annual Report on Form 10-K, are available at https://www.acaciaresearch.com/proxy-materials.

Meet Our Board

Qualifications of Our Board

Our Board nominees are comprised of actively engaged individuals with diverse skills, experiences and backgrounds that we believe will contribute to the effective oversight of our Company. The Board believes these varied qualifications help to inform and better oversee decisions regarding the Company’s long-term strategic growth.

The presentation below is a high-level summary of our Board’s skills. For further information about each director nominee, please see the section of this Proxy Statement entitled “Proposal No. 1―Nominees for Director―Information Regarding the Director Nominees” below.

Acquisition and Structured Transaction Expertise Breadth and depth of experience in the Company's business
Diverse Characteristics Gender Diversity
Executive Experience Executive experience, including serving as senior executive within a complex organization
Financial Reporting Experience overseeing the presentation of financial results as well as internal controls
Marketing & Media Experience overseeing internal and external communications and engagement with stakeholders
Public Company Experience Experience as a board member of other publicly traded companies
Risk Management Experience overseeing complex risk management matters, including Cybersecurity
Strategic Planning Experience driving the strategic direction and growth of an organization
Board of Directors Committee Structure as of April 18, 2024

	Audit Committee	Compensation Committee	Nominating Governance & Sustainability Committee
Gavin Molinelli
Isaac T. Kohlberg (Independent)
Martin D. McNulty, Jr.
Maureen O’Connell (Independent)
Geoff Ribar (Independent)
Ajay Sundar
Katharine Wolanyk (Independent)

Board of Directors Committee Structure Post Annual Meeting

	Audit Committee	Compensation Committee	Nominating Governance & Sustainability Committee
Gavin Molinelli
Michelle Felman (Independent)
Isaac T. Kohlberg (Independent)
Martin D. McNulty, Jr.
Maureen O’Connell (Independent)
Geoff Ribar (Independent)
Ajay Sundar
 Committee Chair            Committee Member

Leadership Structure

Our Board believes it is in our Company’s best interests that the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Martin D. McNulty Jr. serving as our Chief Executive Officer and member of the Board. Our Board believes separating these roles promotes effective corporate governance and leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Separately, our Board appointed Maureen O’Connell as Lead Independent Director in 2023. The Board has determined that this structure is the most effective corporate governance and leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. For more details regarding our leadership structure, please see the section of this Proxy Statement entitled “Proposal No. 1―Board Leadership Structure” below.
Questions and Answers Regarding the Annual Meeting
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.
Q.    When and where will the Annual Meeting be held?

A: You are invited to attend the Annual Meeting on Tuesday, May 21, 2024, at 11:30 a.m., Eastern Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ACTG2024. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the questions titled “How can I vote my shares at the Annual Meeting?” and “How can I vote my shares without attending the Annual Meeting?” for information on obtaining your 16-digit control number.

An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K.
Q.    What are the proposals at the Annual Meeting?

A:	Stockholders will consider and vote by internet, mail, telephone, or virtually at the Annual Meeting, upon the following matters:

•
Proposal No. 1: To elect seven directors to serve on our Board until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) or until their respective successors are duly elected and qualified (which we also refer to as the “Director Election Proposal”);

•
Proposal No. 2: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (which we also refer to as the “Auditors Ratification Proposal”);

•
Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement (which we also refer to as the “Say-on-Pay Proposal”); and

•
Proposal No. 4: To approve the 2024 Acacia Research Corporation Stock Incentive Plan, which authorizes the issuance of a variety of equity awards, including stock options, restricted stock units, performance stock units and stock awards (which we also refer to as the “Incentive Plan Proposal”).

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Q.How does the Board of Directors recommend that I vote on the proposals?
A:The Board recommends that our stockholders vote “FOR” each of the directors nominees in Proposal No.1 and “FOR” each of Proposals No.2, No. 3, and No.4 by voting via the internet or by telephone or using the enclosed proxy card.
Q:What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Annual Meeting?
A: Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote electronically via live webcast at the Annual Meeting. You may vote in advance via the internet or telephone or, by completing, signing and returning by mail the enclosed proxy card, as described in further detail below. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the virtual Annual Meeting. However, because you are not the Stockholder of Record, you may not vote these shares at the virtual Annual Meeting unless you request and obtain a valid

“legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.
Q.How can I vote my shares at the Annual Meeting?
A:Shares held directly in your name as the Stockholder of Record may be voted by internet, mail, telephone, or at the Annual Meeting virtually by live webcast. To vote at the Annual Meeting virtually by live webcast you must visit the following website: www.virtualshareholdermeeting.com/ACTG2024. You will need the 16-digit control number included on your proxy card. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote via the internet or by telephone in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How can I vote my shares without attending the Annual Meeting?
A:Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting.
Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.
To vote by internet, you will need the 16-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 20, 2024 by visiting www.proxyvote.com and following the instructions.
To vote by telephone, you will need the 16-digit control number included on the enclosed proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 20, 2024 by calling 1 (800) 690-6903 and following the instructions.
To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on May 20, 2024.
Beneficial Owner. If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.
Q.How can I submit a question at the Annual Meeting?
A:This year’s question and answer session for stockholders will include questions submitted live during the virtual Annual Meeting.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/ACTG2024. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Q.What if I need technical assistance?
A.We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on May 21, 2024. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.
Q.Can I change my vote or revoke my proxy?
A:Stockholder of Record: If you are the Stockholder of Record, you may change or revoke your proxy in any one of four ways:
•You may vote again by internet or by telephone at a later time (prior to the deadline for internet or telephone voting);

•You may submit a properly completed proxy card with a later date (prior to the deadline to vote by mail);
•You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, New York 10017, Attention: Secretary; or
•You may attend the virtual Annual Meeting and vote electronically via live webcast. However, attending the virtual Annual Meeting will not, by itself, revoke your proxy or change your vote.
Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee or you may attend the virtual Annual Meeting and vote electronically via live webcast by obtaining a 16-digit control number from your broker, bank, or other nominee.
If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.
Q.Who will count the votes?
A:A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.
Q.What does it mean if I get more than one proxy card or voting instruction form?
A:    Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided or vote by internet or by telephone using the 16-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.
Q.Who is entitled to vote at the Annual Meeting?
A:Only Stockholders of Record on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.
Q.How many shares am I entitled to vote?
A:As a Stockholder of Record, you may vote all of the shares owned by you as of the Record Date. If you are a Beneficial Owner of your shares, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account as of the Record Date.
Q.How many votes may be cast?
A:Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. As of the Record Date, 100,021,951 shares of our common stock were issued and outstanding and eligible to vote at the Annual Meeting.
Q.What constitutes a “quorum” at the Annual Meeting?
A.The presence at the Annual Meeting, in person (even if not voting) or by proxy, of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote at the meeting as of the Record Date will constitute a “quorum.” Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.

Q.What vote is required to elect the directors and approve each of the other proposals?
A.The election of each director in connection with the Director Election Proposal, in an uncontested election of directors, requires that a nominee for director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. A “majority of votes cast” means that the number of shares cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” that director nominee. Virtual attendance at the Annual Meeting constitutes presence in person.
The approval of each of the Auditors Ratification Proposal. Say-on-Pay Proposal and Incentive Plan Proposal require the affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present in person or by proxy at the Annual Meeting and entitled to vote on these proposals at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person.
Q:What is the effect of an abstention on a particular proposal?
A:Shares held by persons attending the virtual Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present at the virtual Annual Meeting for purposes of determining the presence of a quorum but will “abstain” from voting on such proposal.

For the Director Election Proposal, abstentions are not counted as votes “FOR” or “AGAINST” a director nominee and will have no effect in determining the outcome of the election of directors.
For each of the other proposals, abstentions will have the same effect as a vote “AGAINST” such proposal.
Q:What is the effect of a broker non-vote on a particular proposal?
A:A broker non-vote occurs when a bank, broker or other nominee holding shares for a Beneficial Owner has not received instructions from the Beneficial Owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum.

Each of the Director Election Proposal, Say-on-Pay Proposal and Incentive Plan Proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote on these proposals without instructions from the Beneficial Owner. As a result, there may be broker non-votes in connection with these proposals. Broker non-votes, if any, will have no effect on the result of the vote on these proposals.

The Auditors Ratification Proposal is considered a routine matter on which a bank, broker or other nominee may generally vote without instructions from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal.
Q.How will voting on any other matters be conducted?
A:Although we do not know of any matters to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Annual Meeting, your properly submitted proxy gives authority to the proxy holders, Jennifer Graff, Robert Rasamny and Jason Soncini, to vote on such matters at their discretion.
Q.Who are the largest principal stockholders?
A:For information regarding holders of more than 5% of the outstanding shares of our common stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management”.
Q.Who will bear the cost of this solicitation?
A:We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, by email or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $10,000 plus phone and other related expenses, in connection with their solicitation services.
Q.Where can I find the voting results of the Annual Meeting?
A:We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission (the "SEC") within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.
Q.Who can answer my questions?
A:Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope promptly or vote by internet or telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares, or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:
Saratoga Proxy Consulting LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311
Stockholders Call Toll Free at: (888) 368-0379
Banks & Brokers may call: (212) 257-1311
Email: info@saratogaproxy.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K, as well as in other filings we make with the SEC from time to time. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could materially differ from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:

TO ELECT SEVEN DIRECTORS TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED
General

Our Bylaws provide that the number of directors shall be set by the Board, but in any case, shall not be less than five and not more than nine. The Board has set the current number of directors at seven. We currently have seven members of our Board and no vacancies. At each Annual Meeting of Stockholders, the successors of each of our directors are elected to hold office for a term expiring at the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The Board, on the recommendation of our Nominating, Governance and Sustainability Committee, has nominated Gavin Molinelli, Michelle Felman, Isaac T. Kohlberg, Martin D. McNulty, Jr., Maureen O'Connell, Geoff Ribar and Ajay Sundar for election or reelection at the Annual Meeting to serve as directors for a term of office expiring at our 2025 Annual Meeting. Each of the director nominees, except for Michelle Felman, is currently a member of the Board and has been nominated for reelection. Katharine Wolanyk, a current member of the Board, will not stand for re-election for the Board at the end of her term, and Michelle Felman has been nominated to fill the resulting vacancy.

Each of the nominees above has agreed to serve on the Board if elected, and management has no reason to believe that any of them will be unavailable for service. If any of them are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.
Majority Vote Standard

In uncontested elections such as this one, our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares of our capital stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, such that a director may be elected if the number of shares cast “FOR” that nominee's election exceeds the number of votes cast “AGAINST” that nominee. In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.

In accordance with our Bylaws, and in uncontested elections such as this one, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating, Governance and Sustainability Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to these requirements shall not participate in the Nominating, Governance and Sustainability Committee’s recommendation or Board action regarding whether to accept the resignation offer.
Required Vote

If a quorum is present, each nominee for director for whom the number of shares cast “FOR” such nominee's election exceeds the number of votes cast “AGAINST” that nominee will be elected to the Board. This proposal is considered a non-routine matter. As a result, a bank, broker, or other nominee may not vote without instructions from the Beneficial Owner on this matter and there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal. Abstentions will have no effect on this proposal.
Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES NAMED HEREIN.

Nominees for Director

The following table sets forth information as to the persons recommended by our Nominating, Governance and Sustainability Committee, and nominated by our Board, to be elected or re-elected as directors.

Name	Age	Director Since	Positions with the Company
Gavin Molinelli	40	2022	Chairman & Director
Michelle Felman	61	Nominee	None
Isaac T. Kohlberg*+^	72	2019	Director
Martin D. McNulty, Jr.	46	2024	Director & Chief Executive Officer
Maureen O'Connell*+	62	2019	Lead Independent Director
Geoff Ribar^	65	2023	Director
Ajay Sundar	32	2024	Director
____________________
*    Member of the Audit Committee
+    Member of the Compensation Committee
^    Member of the Nominating, Governance and Sustainability Committee
Directors are to be elected at the Annual Meeting. Biographical information regarding the nominees for election or reelection as a director is set forth below.
Information Regarding the Director Nominees

Gavin T. Molinelli has served as Chairman of the Board and a director since October 2022. Currently, Mr. Molinelli is a Senior Partner and Co-Portfolio Manager of Starboard Value LP (together with certain funds and accounts affiliated with, or managed by, Starboard Value LP, “Starboard”), a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies and the Company’s controlling shareholder. Prior to Starboard’s formation in 2011, Mr. Molinelli was a Director and an Investment Analyst at Ramius LLC for the funds that comprised the Value and Opportunity investment platform. Prior to joining Ramius LLC in October 2006, Mr. Molinelli was a member of the Technology Investment Banking group at Banc of America Securities LLC. Mr. Molinelli previously served on the Board of Directors of each of Forest City Realty Trust, Inc. (formerly NYSE: FCEA), a real estate investment trust, from April 2018 until its acquisition by Brookfield Asset Management Inc. (NYSE: BAM) in December 2018, Depomed, Inc. (n/k/a Assertio Therapeutics, Inc. (NASDAQ: ASRT)), a specialty pharmaceutical company, from March 2017 to August 2017 and Wausau Paper Corp. (formerly NYSE: WPP), a then leading provider of away from home towel and tissue products, from July 2014 until it was acquired by SCA Tissue North America LLC in January 2016. Mr. Molinelli also previously served on the Board of Directors of Actel Corporation (formerly NASDAQ: ACTL), a semiconductor company. Mr. Molinelli received a B.A. in Economics from Washington and Lee University.

We believe that Mr. Molinelli’s extensive public company board experience and financial expertise, together with his experience serving in various managerial roles make him well qualified to serve on the Board.

Michelle Felman has been nominated for election to the Board at the Annual Meeting and has not previously served as a director. Ms. Felman is an accomplished executive with more than 30 years of experience in the financial, real estate and investment industries. Ms. Felman has served on the Board of Directors of Cushman & Wakefield (NYSE: CWK) where she chairs the Nominating and Governance Committee and is a member of the Compensation Committee, since November 2023. Ms. Felman is the founder of JAM Holdings, an investment and advisory firm. Ms. Felman serves on the board of several privately held companies including the Advisory Board of Turner Impact Capital, a for-profit social impact platform that focuses on education, health care and workforce housing. She served on the board of the Cumming Corporation, a global project management company and Reonomy, a real estate technology company. Both companies were sold year-end 2021. In addition, she recently completed her term as an Advisory Director in the real estate group of Investcorp, a leading provider and manager of alternative investment products. Ms. Felman served as a Trustee of The Partners Group (PGHN: SIX), a global private equity firm, where she was Chair of the Investment Oversight Committee as well as a member of both the Audit Committee and the Compensation and Governance Committee. She also served as a Director of Forest City Enterprise (NYSE: FCE) where she was a member of the Compensation Committee, until the sale to Brookfield Asset Management. She served as a Trustee of Choice Properties Real Estate Investment Trust (TSX:CHP),

where she was a member of the Compensation, Governance and Nominating Committee, from its IPO in 2013 until May 2018 when it merged with Canadian Real Estate Trust. From 1997-2010, Ms. Felman was the Executive Vice President – Co-Head of Acquisitions and Capital Markets for Vornado Realty Trust (NYSE: VNO), where she oversaw all of the firm's asset and corporate acquisition activity and mezzanine debt activity. She remained a consultant to VNO through December 2012, serving as a board member of LNR Property LLC, the largest special servicer in the United States until the sale to Starwood Capital in 2013. Ms. Felman began her career at Morgan Stanley in the Investment Banking Division after graduating with an M.B.A. from Wharton. She later joined GE Capital as a Managing Director of Business Development, where she acquired billions of dollars in real estate and non-performing loans from the Resolution Trust Corporation (RTC), banks and insurance companies in the United States, Canada, the United Kingdom and France. Ms. Felman served as an adjunct professor at the Wharton School at the University of Pennsylvania from 2010-2014 and served on the Executive Committee of The Zell-Lurie Center for over 10 years. She is a former trustee of Big Brothers Big Sisters of New York. Ms. Felman also served as a judge for the Echoing Green Fellowship Grants. She is currently teaching her eighth year at the Columbia Business School. Ms. Felman received her B.A. from The University of California, Berkeley and her M.B.A. from The Wharton School at The University of Pennsylvania.

We believe that Ms. Felman’s extensive financial background and experience make her well qualified to serve on the Board. In addition, she brings strong corporate governance experience having served on several public and private company boards, among them Cushman & Wakefield and Choice Properties Real Estate Investment Trust.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career in advancing entrepreneurship and innovation and protecting and commercializing IP through corporate deals and startup formation. He has served as a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise, since 2005. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard R&D platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University ("NYU"), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA, Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg served as a Director at Arix Bioscience PLC (LON: ARIX), a biotechnology investment company, from May 2021 through January 2024. Additionally, Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, from February 2017 through March 2021. and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, from February 2015 through May 2020. Mr. Kohlberg also served as a Director of Elicio Therapeutics, a clinical stage biotechnology company, from February 2014 through April 2021. Mr. Kohlberg received his MBA from INSEAD and LLB from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg.

We believe Mr. Kohlberg’s long-term experience in the development of innovations and commercialization makes him well qualified to serve on the Board.

Martin D. McNulty, Jr. has served as a director and the Company’s Chief Executive Officer since February 2024, and as its Chief Operating Officer and Head of M&A since March 2022. He previously served as the Company’s Interim Chief Executive Officer from November 2022 through February 2024. Prior to joining Acacia, Mr. McNulty served as a Managing Director at Starboard Value, and the Chief Executive Officer and a member of the Board of Directors of Starboard Value Acquisition Corp (NASDAQ: SVACU) from June 2020 until the completion of its merger with Cyxtera Technologies Inc. (NASDAQ: CYXT) in February 2021. From September 2013 until May 2020, Mr. McNulty was a Managing Director at Starr Investment Holdings LLC, an investment adviser investing in software and tech-enabled services businesses, where he was responsible for identifying, evaluating, executing, and managing control-oriented private investments. Mr. McNulty previously served as Vice President at Metalmark Capital Holdings, LLC, a growth equity investment firm providing capital and strategic support to business owners and executives, and Vice President at Citigroup Venture Capital Ltd., a US based private equity firm. Mr. McNulty holds a B.B.A. in Finance and Accounting from the University of Iowa Tippie College of Business.

We believe that Mr. McNulty’s extensive financial background and leadership, business and acquisition experience makes him well qualified to serve on the Board.

Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, CFO and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and NASDAQ. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. Ms. O’Connell was appointed to the Board of REV Group, Inc. (NYSE: REVG) in August 2023 where she currently serves as chair of the Audit Committee. Ms. O’Connell was also appointed to the board of Northwest Healthcare Properties REIT (TSX: NWHUF) in May 2023 and currently serves as chair of the Audit Committee. Ms. O’Connell was appointed to the Board of Arix Bioscience PLC, a life sciences investment company, in May 2021 and served as a director until January 2024 and Ms. O’Connell served on the board of Harte Hanks (NYSE: HHS) from June 2018 to August 2020. Ms. O’Connell was also a member of the Audit Committee and Compensation Committee of Harte Hanks. Ms. O’Connell served on the board of Sucampo Pharmaceuticals Inc. (NASDAQ: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair. Ms. O’Connell is a NACD certified Director and received a Carnegie Melon Cybersecurity Oversight certificate in March 2023.

We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her qualified to serve on the Board.

Geoff Ribar has served as a director since May 2023. Mr. Ribar currently serves as a director of MACOM Technology Solutions Holdings, Inc., a designer and manufacturer of semiconductor products for Telecommunications, Industrial and Defense and Data Center industries, a position he has held since March 2017, and as a director of Everspin Technologies, Inc., a developer and manufacturer of discrete and embedded Magnetoresistive RAM (MRAM) and Spin-transfer Torque MRAM (STT-MRAM) technologies, a position he has held since March 2017. Previously Mr. Ribar served as a director of Aquantia Corp., a provider of high-speed communications integrated circuits for Ethernet connectivity, from September 2017 until its acquisition by Marvell Technology in September 2019. Mr. Ribar served as Senior Vice President and Chief Financial Officer of Cadence Design Systems, Inc. (“Cadence”), a provider of system design tools, software, intellectual property and services, from November 2010 to September 2017, and acted as a senior advisor to Cadence until his retirement in March 2018. Previously, he served as Chief Financial Officer for a number of semiconductor companies, including Telegent Systems, Inc., SiRF Technology, Inc., Asyst Technology, Inc., Matrix Semiconductor, Inc. and nVidia Corporation. He received his B.S. degree in chemistry and an M.B.A. from the University of Michigan.

We believe that Mr. Ribar’s significant financial and accounting expertise gained from his experience as a chief financial officer, as well as his extensive public company board experience make him well qualified to serve on the Board.

Ajay Sundar has served as a director since February 2024. Mr. Sundar is a Managing Director at Starboard Value. Prior to joining Starboard Value in August 2015, Mr. Sundar was an Investment Banking Analyst in Consumer & Retail Group at Citigroup in New York. Mr. Sundar received a B.S. in Commerce from the McIntire School of Commerce at the University of Virginia.

We believe that Mr. Sundar’s extensive financial background and investment experience makes him well qualified to serve on the Board.
Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Kohlberg and Ribar and Mses. O’Connell and Wolanyk, constituting the majority of our current directors, are “independent” as defined in the Listing Rules of the Nasdaq Stock

Market (the “Nasdaq Listing Rules”). Further, the Board has determined that Ms. Felman qualifies as independent as defined in the Nasdaq Listing Rules.
Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Mr. Molinelli serving as our Chairman and Mr. McNulty serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective corporate governance and leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

The Board appointed Ms. O’Connell as Lead Independent Director in July 2023. The Board has determined that this structure is the most effective corporate governance and leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating, Governance and Sustainability Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.
Risk Oversight

The Board is actively involved in the oversight of risks, including credit, liquidity, operational, legal and regulatory, information technology, cyber security, data privacy and reputational risks that could affect our business. Environmental, social and governance (“ESG”) matters are also risks that the Board considers in its oversight. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its Audit Committee, Nominating, Governance and Sustainability Committee and Compensation Committee. For example, our Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices, system of disclosure controls and internal controls over financial reporting, information technology and cyber security. Our Nominating, Governance and Sustainability Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate environmental, social and governance principles and practices and by considering risks related to our director nominee evaluation process. Our Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees

The Board held a total of fourteen meetings and committees of the Board held a total of twenty meetings during the fiscal year ended December 31, 2023. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and meetings of all committees of the Board on which that director served and, in each case, were held during the period that the director served. The Board has an Audit Committee, a Compensation Committee, and a Nominating, Governance and Sustainability Committee. Charters for the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee may be viewed on our website at https://www.acaciaresearch.com/corporate-governance.

Audit Committee. The Audit Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. The Audit Committee held ten meetings during the fiscal year ended December 31, 2023.
The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that Ms. O’Connell is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Kohlberg currently serves as the Chairman of the Compensation Committee. The Compensation Committee held seven meetings during the fiscal year ended December 31, 2023.

Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending the compensation package for the chief executive officer to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee see the section of this Proxy Statement entitled “Executive Compensation and Related Information.”

Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee currently consists of Ms. Wolanyk and Messrs. Kohlberg and Ribar, each of whom is independent under the listing standards of the Nasdaq Stock Market. Jonathan Sagal also served as a member of the committee during his tenure on our Board and was independent under the listing standards of the Nasdaq Stock Market. Ms. Wolanyk currently serves as the Chairman of the Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee held three meetings during the fiscal year ended December 31, 2023. The Nominating, Governance and Sustainability Committee recommended the director nominees to the Board for election at the Annual Meeting. The charter for the Nominating, Governance and Sustainability Committee provides that, among its specific responsibilities, the Nominating, Governance, and Sustainability Committee shall:

•	Establish criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating, Governance and Sustainability Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance throughout the corporate Codes of Conduct;

•
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees;

•
Review and discuss with management disclosure of the Company's corporate governance practices, including information regarding the operations of the Nominating, Governance and Sustainability Committee and other Board committees, director independence and the director nominations process, and recommend that this disclosure be included in the Company's proxy statement or annual report on Form 10-K, as applicable;

•
Assess annually the performance of the duties specified in the Nominating, Governance and Sustainability Committee Charter by the Nominating, Governance and Sustainability Committee and its individual members;

•
Review and evaluate the Company’s programs, practices and reporting relating to ESG (Environmental, Social and Governance) issues, including the Company’s Human Rights, Environmental, and related policies, and impacts to support the sustainable growth of the Company’s business; and

•	Review and evaluate the Company’s programs, practices and reporting relating to climate-related risks and opportunities.

Director Qualification Standards

There are no specific minimum qualifications that the Nominating, Governance and Sustainability Committee requires a director nominee meet for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating, Governance and Sustainability Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the SEC and the Nasdaq Stock Market; and

•	a background that provides a range of experience, qualifications, attributes, skills and knowledge commensurate with our needs

In addition, our Corporate Governance Guidelines provide that the Nominating, Governance and Sustainability Committee will consider the diversity of business experience or other background characteristics of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating, Governance and Sustainability Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. The Nominating, Governance and Sustainability Committee also abides by the Company’s equal opportunity and non-discrimination policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, creed, religion, national origin, ancestry, citizenship status, age, sex or gender, gender identity or gender expression (including transgender status), sexual orientation, marital status, military service and veteran status, physical or mental disability, or genetic information, or any other status protected by law.

Diverse Characteristics:
Gender diversity, sexual orientation diversity and international diversity.

Board Diversity Matrix as of the date of December 31, 2023:

Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	2
Did Not Disclose Demographic Background	0

We are continuously working to cultivate an inclusive working environment and believe the diversity of our Board promotes innovation and vigorous deliberation as mentioned above.

The Nominating, Governance and Sustainability Committee will consider candidates for director recommended by any stockholder provided that such recommendation is properly submitted. The Nominating, Governance and Sustainability Committee has the following policy with regard to the consideration of any director candidates recommended by a stockholder:

•A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Corporate Secretary in the manner described under “Stockholder Proposals for the 2025 Annual Meeting” and in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

•The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

Further, the following information must be provided to the Company with the written nomination:

•as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age and business address, (2) the principal occupation or employment of such person (present and for the past five years), (3) the class and number of shares of capital stock of the Company which are owned beneficially and of record by each such nominee, (4) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder (and such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected) and (5) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the proposed nominee, and his or her respective affiliates or associates, on the other hand; and

•as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting, will continue to be a stockholder of record of the Company entitled to vote at such meeting through the date of such meeting and intends to appear in person or by proxy at such meeting to propose such business or nomination, (4) a representation that the nominee is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue in question (i) that has not been disclosed to the Company or (ii) that could limit or interfere with such person’s ability to comply, if elected a director of the Company, with such person’s fiduciary duties under applicable law, and (5) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination in accordance with Rule 14a-19 under the Exchange Act.

The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company.

The Nominating, Governance and Sustainability Committee considers director candidates that are suggested by members of the Nominating, Governance and Sustainability Committee and the full Board, as well as management and stockholders. The Nominating, Governance and Sustainability Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating, Governance and Sustainability Committee, in its sole discretion. The process by the Nominating, Governance and Sustainability Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating, Governance and Sustainability Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals. The new director nominee, Michelle Felman, was suggested to the Nominating, Governance and Sustainability Committee by members of management.

Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the Nominating, Governance and Sustainability Committee will consider the director’s past attendance at, and participation in, meetings of the Board and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member.

Contractual Rights of Starboard to Designate Nominees.

In 2019, the Board began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interests of the Company’s stockholders. As a result of this strategic review, in November 2019, the Company entered into an agreement with Starboard pursuant to which Starboard made a $35 million strategic investment in the Company’s Series A Preferred Stock.

As part of that investment, the Board granted to Starboard certain rights related to the Company’s corporate governance, under a Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020, by and among the Company and the entities and natural persons set forth on the signature pages thereto (the “Governance Agreement”). Pursuant to the Governance Agreement, the Company agreed to nominate and appoint Jonathan Sagal to the Board. Subject to certain limitations set forth in the Governance Agreement, during the Governance Period (as defined in the Governance Agreement), the Company agreed that (i) Mr. Sagal would be a member of the Nominating, Governance and Sustainability Committee, and (ii) Starboard had the right to designate two additional director nominees to the Board.

Under the Recapitalization Agreement, dated as of October 30, 2022, between the Company and Starboard (the “Recapitalization Agreement”), the parties agreed that for a period from the date of the Recapitalization Agreement until May 12, 2026 (the “Applicable Period”), the Board will include at least two directors that are independent of, and not affiliates (as defined in Rule 144 under the Securities Act) of Starboard, with current Board members Maureen O’Connell and Isaac T. Kohlberg satisfying this initial condition. The parties also agreed that Katharine Wolanyk would continue to serve as a director of the Company until at least May 12, 2024 (or such earlier date if Ms. Wolanyk is unwilling or unable to serve as a director for any reason or resigns as a director). Additionally, pursuant to the Recapitalization Agreement, the Company appointed Gavin Molinelli as a Board member and as Chair of the Board. The Company and Starboard also agreed that, until the end of the Applicable Period, the number of directors serving on the Board will not exceed 10 members.

The Governance Agreement was terminated in July 2023 upon completion of the transactions contemplated under the Recapitalization Agreement. For more information regarding our relationship with Starboard, see “Certain Relationships and Related Transactions” below.

Codes of Conduct

The Code of Conduct for Employees and Directors and Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers (together, the “Codes of Conduct”) may be viewed on our website at https://www.acaciaresearch.com/corporate-governance. The corporate Code of Conduct for Employees and Directors applies to all of our officers, directors and employees. The Corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law. Further, the Company intends to satisfy the disclosure requirement under Item 406 of Regulation S-K regarding amendments to, or waivers from, provisions of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers by posting such information on the Company’s website at the address specified above.

Environmental, Social, and Governance (ESG) Matters

Acacia is committed to ESG matters and being a responsible corporate citizen. We are proud of our contribution to the lives of all the people that we deal with, all over the globe. We consider ESG criteria as a critical element of our risk mitigation and business analysis and investment process and thus we incorporate sustainability into the business decision we make. We build durable, scalable programs and processes and set long-term goals for ESG performance, including in the areas of governance, diversity and inclusion, and the environment.

Approach

Acacia’s top priority is to act as responsible stewards of the business for our stockholders and stakeholders, including employees, customers, investors, and the communities where we operate. Our approach to ESG is risk-based and non-concessionary, meaning that we consider ESG criteria as an integral part of the decisions we make and our risk mitigation process without needing to sacrifice business performance over ESG criteria. We do this because we believe that business decisions that are considerate of ESG criteria will result in better risk-adjusted returns over time than those that do not.
•Culture and Human Capital―People and culture are at the core of our business. We have an exceptionally talented team working to implement our unique business plan. Our team comes from disparate and diverse backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. Accordingly, we are committed to maintaining an inclusive team and culture that gives each individual an opportunity to make their greatest individual contribution.

•Diversity and Inclusion―We continue to be dedicated to promoting a culture of diversity and acceptance within our Company and Board and with those we do business with. We aim to recruit, retain, and promote a diverse and talented team of employees and leadership. Acacia believes that all current and prospective employees and partners—regardless of religion, sex, race, national origin, gender identity or expression, sexual orientation, age, or disability—should be welcomed and treated with respect and dignity in the workplace. This diversity and inclusion allow us to function better as a team of innovators and benefit both our stakeholders and communities.

•Safety & Health―We are proud to offer all of our employees comprehensive health care benefits.

•Ethics & Compliance―We maintain Codes of Conduct, which are available on our website, at https://www.acaciaresearch.com/corporate-governance. The Codes of Conduct are the foundation of our high-level commitment to ensuring our officers, directors, and employees act at all times in an honest and ethical manner in connection with their service to the Company.

•Environmental and Sustainability―Our corporate environmental responsibility efforts begin by making decisions and conducting our business in an environmentally sensitive and proactive manner by conserving natural resources, minimizing waste through recycling, and using renewable and cleaner energy sources when possible.

ESG Initiatives

The Nominating, Governance, and Sustainability Committee oversees ESG matters and work under the Six ESG Principles outlined below that were adopted in 2022. The Company’s ESG Advisory Committee aims to provide Company employees with ongoing ESG education and professional development, and the Company continues to work closely with third-party resources and the Board to enhance its ESG efforts.

Six ESG Principles

1.Incorporate ESG considerations into business analysis and actions;
2.Be active corporate leaders and incorporate ESG issues into our policies and practices;
3.Seek appropriate disclosure and assurances on ESG issues by the companies we do business with;
4.Promote acceptance and implementation of these principles within our industry and peers;
5.Work with others to enhance our effectiveness in implementing these principles; and
6.Report on our activities and progress towards implementing sustainable business and social practices

ESG Advisory Committee―The Company maintains an active and engaged internal ESG Advisory Committee to promote, monitor and measure the Company’s commitment and compliance to responsible investment practices. This committee consists of senior level representatives from executive leadership, legal/compliance, and investor relations. The ESG Advisory Committee regularly meets to review and discuss all responsible investment initiatives, goals, and reporting requirements and will endeavor to provide quarterly updates of its work to the Nominating, Governance, and Sustainability Committee.

ESG Education and Professional Development―Acacia has a culture of constant improvement in our ESG efforts supported from the top down. This includes encouraging and sponsoring employee’s efforts to participate in ESG-related networking events and continuing education/certification opportunities.

ESG Collaboration and Resources―Acacia continually assesses and engages with third-party resources to help us evolve our ESG-related initiatives.

Environment

We use technology to lessen our impact on the environment. We have migrated from legacy technology to the Cloud and continue to promote paperless solutions for accounts payables, payroll and HR to consistently reduce the number of physical mailings. We are committed to a 100% cloud environment providing an efficient technology footprint. We regularly monitor our environmental activity to assess and minimize our environmental impact. Stockholders are encouraged to review our Corporate ESG Report, which can be found on our website at https://www.acaciaresearch.com/corporate-governance.

Insider Trading Policies

Our Board has adopted a corporate Insider Trading Policy related to trading securities generally, which is designed to prevent and detect the misuse of material, non-public information (“MNPI”), and is intended to complement the Company’s Insider Trading Policy related to Company securities already in place. These Insider Trading Policies may be viewed on our website at https://acaciaresearch.com/corporate-governance. The Insider Trading Policies apply to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.

Insider Trading Policy Relating to Company Securities

Our Insider Trading Policy relating to Company securities applies to all transactions in the Company’s equity securities, including common stock and any other type of securities that the Company may issue, such as preferred stock, notes, bonds, convertible debentures and warrants, and exchange- traded options (including puts and calls) and other derivative securities. The policy outlines, among other things, prohibited behavior relating to Company securities by directors, officers and employees, including named executive officers, consultants, contractors, agents and certain family members of those persons (collectively, “Covered Persons”) including the prohibition on trading in Company securities while in possession of MNPI concerning the Company or its securities, engaging in hedging transactions related to Company securities, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledging Acacia securities as collateral for a loan without prior approval by the Company.

Insider Trading Policy for all other Securities

Consistent with the Company’s duty to prevent insider trading and to fulfill its obligation to establish, maintain and enforce written policies and procedures to prevent insider trading, Acacia has adopted procedures to prevent and detect the misuse of MNPI. Consistent with the policy, no person to whom the policy applies, which includes officers, directors, employees, and any person serving in a similar capacity (“Covered Persons”), may trade, either personally or on behalf of Acacia or any others (such as family members or others that live in the household of a Covered Person) while in possession of MNPI, nor may any Covered Person communicate MNPI to others in violation of the law. The policy also contains policies covering, among other things, personal trading by Covered Persons.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Gavin Molinelli, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 767 Third Avenue, 6th Floor, New York, NY 10017. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media, which can be found on our website at https://acaciaresearch.com/corporate-governance.

Stockholder Engagement

We maintain an open and interactive dialogue with our stockholders. Our relationship with our stockholders, as the owners of our Company, is an important part of our success and our management team believes that active stockholder engagement is an important source of strategic and investment insight. Our stockholders’ views are shared with our Board, and incorporated in discussions of our strategy, operational performance, financial results, corporate governance, compensation programs, and related matters.

Our management team is primarily responsible for investor relations. Direct and open stockholder engagement drives increased corporate accountability, improves decision making, and ultimately creates long-term value. Our management team provides regular updates to our Board regarding stockholder feedback.

During 2023, we proactively conducted outreach to our largest and most engaged institutional investors representing more than approximately 75% of our shares outstanding. This included one-on-one calls or video conferences with 50% of our top-20 largest stockholders to solicit their feedback and hear their views on the Company’s practices and policies as we evolve. Members of our management team participated in each of these conversations. In addition to these conversations, we maintain ongoing dialogue with many of our smaller institutional and retail investors through our investor relations program and have made a concentrated effort to engage with stewardship and governance contacts throughout the year.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Five of our directors attended our 2023 annual meeting of stockholders.

DIRECTOR COMPENSATION PROGRAM FOR 2023

During 2023, our non-employee directors earned a cash retainer for service on our Board. The Chair of our Board earned an annual retainer for such service in addition to non-Chair director annual retainers and the chair of each committee earned an annual retainer for such service. In addition, each non-Chair member of the Strategic Committee earned an annual retainer for such service, and members of the Special Committee received a per meeting fee. The annual cash retainers for directors and committee members were pro-rated based on the period of time during which service was provided during the year and generally were paid on a quarterly basis in arrears.

Under this director compensation program as described above, the annual fees non-employee directors earned for service on our Board, and for service on each committee of our Board of which the director was a member, during 2023 were as follows:

	Member Annual Retainer ($)	Chair Additional Annual Retainer ($)	Per Meeting Fee($)
Board of Directors	80,000	75,000
Lead Independent Director	—	25,000
Audit Committee	—	25,000
Compensation Committee	—	20,000
Nominating, Governance and Sustainability Committee	—	15,000
Strategic Committee[1]	80,000	10,000
Special Committee[2]			2,000

(1)	The Strategic Committee was disbanded in February 2024.
(2)	The Special Committee was dissolved simultaneously with the closing of the Recapitalization on July 15, 2023.

Beginning in 2023, non-employee directors had the option of receiving cash fees in an equivalent amount of Company stock.

For 2023, each non-employee director who commenced service on our Board was eligible to receive an onboarding award consisting of restricted stock units with an aggregate grant date fair value of $120,000, prorated for a 12-month period. The form of the award was determined by our Board (or a designated committee thereof) at the time of each grant. Initial onboarding grants are anticipated to be issued in the form of restricted stock units, which vest on the date of the Company’s annual meeting following the director’s appointment date, subject to the director’s continued service.

In addition, on the date of the 2023 annual meeting of stockholders, each non-employee director continuing to serve as a director following the annual meeting was granted restricted stock units that vest on the date of our 2024 annual meeting of stockholders and that had an aggregate grant date fair value of $120,000 prorated based on the number of full months of service on our Board since the 2023 annual meeting of stockholders.

The number of restricted stock units each non-employee director received was determined based on the closing price of our common stock on the grant date and resulted in the grant of 30,534 restricted stock units to each of Messrs. Molinelli, Kohlberg, Ribar and Sagal and Mses. O’Connell and Wolanyk. Each of these restricted stock units were granted under the terms of our 2016 Acacia Research Stock Incentive Plan.

2023 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2023 compensation information for our non-employee directors who served on the Board during 2023:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Non-qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Gavin Molinelli(3)	116,250	119,999	—	—	—	—	236,249
Isaac T. Kohlberg	192,000	119,999	—	—	—	—	311,999
Maureen O'Connell(4)	207,417	119,999	—	—	—	—	327,416
Geoff Ribar	50,000	119,999	—	—	—	—	169,999
Jonathan Sagal(5)	127,500	163,414	—	—	—	—	290,914
Katharine Wolanyk	95,000	119,999	—	—	—	—	214,999

(1)
Includes annual cash retainers for service on the Board and as a member of the chair of any committee thereof. For Mr. Ribar, includes a prorated annual cash retainer for his service as a director beginning May 16, 2023.

(2)
Amounts shown represent the aggregate grant date fair value of restricted stock units granted to the directors as determined pursuant to ASC Topic 718, “Compensation – Stock Compensation,” (“ASC Topic 718”). The methodology used to calculate the value of restricted stock units is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 14, 2024. The 30,534 restricted stock units granted to each of Messrs. Molinelli, Kohlberg, Ribar and Sagal and Mses. O’Connell and Wolanyk remained outstanding and unvested at the end of fiscal year 2023.

(3)	Mr. Molinelli elected to receive his fourth quarter cash fees as equity. These shares have not yet been issued due to trading window considerations.
(4)	Includes fees for services as Lead Independent Director (“LID”). Ms. O’Connell was appointed LID in July 2023.
(5)
Mr. Sagal elected to receive his first quarter cash fees as equity and, as a result, on May 26, 2023 was issued 10,814 fully vested shares of common stock. Mr. Sagal resigned from the Board effective February 13, 2024.

PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

General

Grant Thornton LLP, (“GT”), our independent registered public accounting firm for the fiscal year ended December 31, 2023, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2024, subject to ratification by the stockholders. GT has audited our financial statements since October 2022.

If our stockholders do not ratify the selection of GT as our independent registered accounting firm for the fiscal year ending December 31, 2024, or if GT should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of GT as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will consider whether to appoint a substitute independent registered public accounting firm. A representative of GT is expected to be present at the virtual Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Transition of Audit Firms

BDO USA, LLP, (“BDO”), our former independent registered public accounting firm, audited our consolidated financial statements for the fiscal years ended December 31, 2021 and fiscal quarters ended March 31, 2022 and June 30, 2022. The Audit Committee, with the assistance of management, conducted an auditor review and selection process in order to select a firm to serve as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2022. As a result, the Audit Committee recommended to the Board, and the Board approved, the dismissal of BDO on August 30, 2022. On August 31, 2022, the Audit Committee recommended, and the Board approved, the appointment of GT as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2022.

BDO’s audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 did not contain any adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On September 7, 2022, the Company filed a Current Report on Form 8-K (the “Current Report”) disclosing the dismissal of BDO and engagement of GT. In accordance with Item 304(a)(3) of Regulation S-K promulgated under the Exchange Act and the related instructions thereto (“Regulation S-K”), the Company provided BDO with a copy of the disclosures it was making in the Current Report prior to the filing of the Current Report. The Company requested that BDO furnish a letter addressed to the SEC stating whether or not it agreed with the statements made in the Current Report as promptly as possible so that the Company could file the letter with the SEC within ten business days after the filing of the Current Report. The letter is filed as Exhibit 16.1 to the Current Report.

During the fiscal year ended December 31, 2021 and the subsequent interim period through August 31, 2022, there were no (i) “disagreements,” with BDO, as such term is described in Item 304(a)(1)(iv) of Regulation S-K , on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) or reportable event(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) or reportable event(s) in connection with its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, or (ii) “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

Except for GT’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2020, during the years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through August 31, 2022, neither the Company nor any person on its behalf consulted with GT with respect to either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that GT concluded was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

Required Vote

The affirmative vote of the holders of a majority of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to ratify the appointment of GT as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a routine matter under applicable rules. A broker, bank, or other nominee may generally vote without instructions on this matter from the Beneficial Owner. Thus, we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE AUDITORS RATIFICATION PROPOSAL.

Audit and Related Fees

The following table presents fees for professional audit services rendered by GT for the audit of our consolidated financial statements for 2023 and 2022 and fees billed for other services rendered by GT.

Period:	Audit Fees(1) ($)	Tax Fees(2) ($)	All Other Fees(3) ($)
Fiscal Year Ended December 31, 2023	657,890	56,775	91,690
Fiscal Year Ended December 31, 2022	634,438	94,700	—
____________________

(1)
Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)
Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

(3)	All Other Fees consist of fees for permitted services other than those that meet the criteria above, and include certain advisory services related to valuation and due diligence.
Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2023 and 2022 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2023, which include our consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2023, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The members of the Audit Committee currently are Mr. Kohlberg and Mses. O’Connell and Wolanyk. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that Ms. O’Connell qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and Grant Thornton LLP. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, and the Audit Committee has discussed with Grant Thornton LLP the firm’s independence.

Conclusion. Based upon the reviews, discussions and other considerations referred to above, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Isaac T. Kohlberg
Katharine Wolanyk

PROPOSAL NO. 3:
NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on a non-binding, advisory basis, the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2023, we provided our stockholders with the same opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting. After the Annual Meeting, we expect to hold our next non-binding, say on pay advisory vote at our 2025 Annual Meeting.

Summary

We are asking our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers, as such compensation is described in the section of this Proxy Statement entitled “Executive Compensation and Related Information”, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire section of this Proxy Statement entitled “Executive Compensation and Related Information” for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the section of this Proxy Statement entitled “Executive Compensation and Related Information,” the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.

You have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders of Acacia Research Corporation approve, on a non-binding, advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”

The non-binding, advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.

The affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve, on a non-binding advisory basis, the proposal. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions from the Beneficial Owner on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 4:

APPROVAL OF THE INCENTIVE PLAN PROPOSAL

General

On February 13, 2024, the Board of Directors adopted the 2024 Acacia Research Corporation Stock Incentive Plan (the “Plan”), subject to the approval of our stockholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Annex A.

Summary of the Plan

Purposes of the Plan. The purposes of the Plan are (a) to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of our company, by providing them an opportunity to participate in the ownership of our company and thereby have an interest in the success and increased value of our company.

Shares Available. The number of shares of our common stock initially reserved for issuance under the Plan shall be 11,168,000 shares plus any shares remaining available for issuance and not subject to awards granted under our 2016 Acacia Research Corporation Stock Incentive Plan, or the 2016 Plan, as of the effective date of the Plan. As of April 1, 2024, there were (a) 1,043,187 options outstanding with a weighted average exercise price of $4.13 and a weighted average remaining term of 8.06 years, (b) restricted stock units covering 1,102,713 shares of our common stock outstanding, (c) performance stock units covering 1,981,464 shares of our common stock outstanding, and (d) 1,457,214 shares of our common stock available for grant under the 2016 Plan, which results in a maximum of 12,625,214 shares available for issuance under the Plan. As of April 1, 2024, the 2016 Plan is the sole equity compensation plan pursuant to which we grant equity awards.[1]

In the event that (i) all or any portion of any option granted under the Plan can no longer under any circumstances be exercised, (ii) any shares of our common stock issued under the Plan are reacquired by us or (iii) all or any portion of any restricted stock units granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of our common stock allocable to the unexercised portion of such options, or the forfeited or unvested portion of such restricted stock unit or the shares so reacquired shall again be available for grant or issuance under the Plan. Notwithstanding the above, the following shares of our common stock may not again be made available for issuance as awards under the Plan: (i) shares of our common stock used to pay the exercise price related to outstanding options, (ii) shares of our common stock used to pay withholding taxes related to outstanding options or restricted stock units or any other full value awards or (iii) shares of our common stock that have been repurchased by us using the proceeds from any exercise of options.

The number of shares of our common stock available for grant under the Plan shall be reduced by one share of common stock for each share of common stock issued pursuant to any equity awards granted under the Plan.

Awards may, in the discretion of the plan administrator, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of common stock underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan.

_________________
[1] Pursuant to our 2013 Stock Incentive Plan(the “2013 Plan” and, together with the 2016 Plan, the “Plans”), which was terminated when the 2016 Plan was approved by our stockholders, as of April 1, 2024, there were (a) 20,000 options outstanding with a weighted average exercise price of $3.60 and a weighted average remaining term of 1.10 years, (b) restricted stock awards covering 84,335 shares of our common stock outstanding, and (c) no shares of our common stock available for grant as the 2013 Plan expired in March 2023. Pursuant to the Plans, combined as of April 1, 2024, there were (a) 1,063,187 options outstanding with a weighted average exercise price of approximately $4.12 and a weighted average remaining term of approximately 7.94 years, (b) restricted stock awards, restricted stock units and performance stock units covering an aggregate of 3,168,512 shares of our common stock outstanding, and (c) 1,457,214 shares of our common stock available for grant.

Eligibility. Options, restricted stock units and direct stock awards may be granted under the Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the “Code”, or non-qualified stock options. Awards may be granted under the Plan to any employee, consultant or advisor who provides services to us or our subsidiaries, and to non-employee members of the Board or non-employee members of the board of directors of our subsidiaries, except for incentive stock options which may be granted only to our employees.

Director Limitations. The maximum number of shares of common stock that may be granted during a single fiscal year to any non-employee member of the Board, together with any cash fees paid to such non-employee member of the Board, during the fiscal year shall not exceed $750,000 (calculating the value of any awards based on the grant date fair value for financial accounting purposes).

Administration. Generally, the Plan will be administered by either the entire Board or a committee of the Board, provided that a committee of two or more non-employee Board members appointed by the Board shall have the sole authority to administer the Plan with respect to all our officers and directors subject to the short-swing profit liabilities of Section 16 of the Exchange Act. The Plan administrator shall have the authority to determine the terms and conditions of awards, and to interpret and administer the Plan. Decisions of the Plan administrator will be final and binding.

Awards to be Granted to Certain Individuals and Groups. The Plan administrator, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Discretionary Option Awards. The Plan administrator may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Plan administrator, including conditions for exercise that must be satisfied, which typically will be based on continued provision of services. The exercise price of stock options granted under the Plan cannot be less than 100% of the fair market value of our common stock on the date the option is granted; provided, that, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of our common stock on the date such incentive stock option is granted. Fair market value of our common stock is generally equal to the closing price per share of our common stock on the principal securities exchange on which our common stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Stock options will generally have a term of ten years from the date of grant; provided, that, the term of an incentive stock option granted to a 10% shareholder may not exceed five years from the date of grant.

The Plan permits payment of the exercise price of stock options to be made by cash or cash equivalents, the surrender of shares of our common stock previously acquired by the underlying optionee, cancellation of indebtedness, a “same day sale” commitment from the optionee and an NASD Dealer whereby optionee irrevocably elects to exercise the options and to sell a portion of the shares to pay for the exercise price, waiver of compensation due for services rendered or to be rendered during a vesting period, any other form of legal consideration determined by the Plan administrator, or any combination of the foregoing.

Direct Stock Awards. Direct stock awards may be issued under the Stock Issuance Program (as defined in the Plan) either alone or in addition to other awards granted under the Plan. The Plan administrator determines the terms and conditions of direct stock awards, including the number of shares of common stock granted, and the conditions for vesting that must be satisfied, if any, which typically will be based on continued provision of services but may include a performance-based component. Until the time at which the applicable restricted direct stock award vests, the holder of a restricted direct stock award will not have the rights of a stockholder provided, however, that any regular cash dividends with respect to unvested awards will be accrued by the Company and will be subject to the same restrictions as the award.

Discretionary Restricted Stock Unit Awards. The Plan provides that the Plan administrator may grant restricted stock units to Plan participants. A restricted stock unit entitles the recipient to receive upon settlement thereof a specified number of shares of our common stock subject to terms and conditions set by the Plan administrator. The restricted stock units will vest as prescribed by the Plan administrator. The Plan permits payment of the purchase price of restricted stock units, if any, to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying participant, cancellation of indebtedness, a “same day sale” commitment from the participant and an NASD Dealer whereby participant elects to sell a portion of the shares to pay for the exercise price, if any, waiver of compensation due for services rendered or to be rendered, any other form of legal consideration determined by the Plan administrator, or any combination of the foregoing. Until the time at which the applicable restricted stock unit vests, the holder of a restricted stock unit will not have the rights of a stockholder; provided, however, that restricted stock units may be credited with an amount equal to the regular cash dividends paid by the Company in respect of shares of common stock while such restricted stock units are unvested (such amounts credited, “dividend equivalents”) and shall be subject to the same restrictions as the underlying restricted stock units.

Minimum Vesting. Awards granted under the Plan are subject to minimum vesting requirements such that awards may not vest earlier than the twelve-month anniversary of the date of grant except with respect to (i) substitute awards, (ii) shares of common stock delivered in lieu of fully vested cash-based obligations, (iii) awards granted to non-employee members of the Board that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of shareholders (so long as vesting does not occur less than 50 weeks from the date of grant) and (iv) an aggregate of not more than 5% of the shares of common stock reserved under the Plan.

Nontransferability of Awards. No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than (i) to a participant’s beneficiary upon death of such participant or (ii) by will or the laws of descent and distribution, except that non-statutory stock options, shares of stock and restricted stock units may be assigned in whole or in part during the participant’s lifetime to one or more members of such participant’s immediate family or to a trust established exclusively for such participant or one or more members of participant’s immediate family family in connection with the participant’s estate plan or pursuant to domestic relations orders. In addition, incentive stock options may be exercised during the participant’s lifetime only by the participant, and other awards may be exercised during the participant’s lifetime only by the participant or the participant's estate, guardian or legal representative.

Adjustments upon Change in Control. In the event of a Change in Control (as defined in the Plan), unless otherwise determined by the Plan administrator pursuant to the Plan: any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards or may substitute similar awards for the applicable award outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Change in Control). Assumption or continuation of awards need not be on an aggregate basis and treatment may vary from award to award and participant to participant. The terms of any assumption, continuation or substitution will be set by the Board. If the Participant’s employment with the Corporation is terminated by the Corporation without Cause (which termination shall be effective as of the date specified by the Corporation in a written notice to Participant), other than due to death or disability, or in the event Participant terminates his or her employment with Good Reason, in either case within twelve months following a Change in Control, then the vesting of such award will be accelerated in full and any reacquisition or repurchase rights held by the Corporation with respect to such stock Awards or share right Awards will lapse. Such vesting acceleration will occur on the date of termination of such Participant’s Service.

In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding awards or substitute similar awards for such outstanding awards, then with respect to such awards that have not been assumed, continued or substituted, the vesting of such awards will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Corporation with respect to such stock Awards or share right Awards will lapse (contingent upon the effectiveness of the Change in Control).

The grant of awards under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

Notwithstanding the foregoing, in the event an option will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such option may not exercise such option but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder would have received upon the exercise of the option immediately prior to the effective time of the Change in Control (including, at the discretion of the Board, any unvested portion of such option), over (ii) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of shares of our common stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

Adjustments. If any change is made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares of common stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share, if applicable, in effect under each outstanding Award under the Plan. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

Clawback. Awards granted under the Plan are subject to the provisions of any clawback policy implemented by the Company.

Termination of Employment. The Plan administrator will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The Plan may be amended by the Plan administrator, except to the extent that by applicable law, regulation or rule of a stock exchange requires shareholder approval for any amendment to the Plan, which shall not be effective without such approval. No amendment may adversely impair a participant’s rights under an award previously granted under the Plan without the consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by the Board, at which time awards then outstanding will remain subject to their terms but, no further awards may be granted thereafter.

Federal Income Tax Consequences.

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

We intend, and this summary assumes, that all awards granted under the Plan either will be exempt from or will comply with the requirements of Section 409A of the Code, or Section 409A, regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The Plan and any awards made under the Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the participant will not recognize ordinary income, however, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant never realizes ordinary income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price and any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale. For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise. The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

Restricted Stock Awards. The participant will not realize ordinary income upon the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant) to the extent such award is not vested, in whole or in part, on the date of grant, but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional ordinary income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock unit award, but will recognize ordinary income on vesting in an amount equal to the fair market value of the underlying shares. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant or vesting of the shares. Upon disposition of shares of common stock acquired under a restricted stock award or performance award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant or vesting of the shares.

Restricted Stock Units. The participant will not realize ordinary income upon the grant of a restricted stock unit award, but will realize ordinary income upon delivery of any shares underlying the award in an amount equal to the fair market value of such shares on the date of delivery thereof. A Section 83(b) election is not permitted for restricted stock unit awards because there is no transfer of shares prior to the vesting date. Upon disposition of shares of common stock acquired under a restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the fair market value of such shares on the delivery date thereof plus any amount realized as ordinary income upon delivery of such shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) and Section 280G of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our “covered employees,” which generally include for any given year our Chief Executive Officer, Chief Financial Officer, three most highly compensated individuals who served as executive officers (other than our Chief Executive Officer and Chief Financial Officer) during the year and any individual who was a “covered employee” in a prior year. Under Section 162(m), the annual compensation paid to these executives will be deductible to the extent that it does not exceed $1,000,000.

Section 409A of the Code. Any awards granted under the Plan, that are considered to be deferred compensation, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts into income, as well as interest and a surtax on any amount included in income. We intend to structure awards under the Plan to meet the requirements of Section 409A, or an applicable exemption, in order to avoid its adverse tax consequences. Incentive stock options are generally exempt from the requirements of Section 409A. Generally, for nonqualified stock options to be exempt from the requirements of Section 409A, they must be granted with an exercise price at least equal to the fair market value of the underlying shares on the date of grant, and must not include any feature for the deferral of compensation. Restricted stock and restricted stock unit awards granted under the Plan are intended to be structured to be exempt from the requirements of Section 409A.

New Plan Benefits

Future awards to our employees and directors are discretionary. Therefore, the benefits that may be received by our employees and directors if our stockholders approve the Plan cannot be determined at this time. In addition, because the value of the common stock issuable under certain aspects of the Plan will depend upon the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by participants under the Plan.

Required Vote

The affirmative vote of the holders of a majority of the voting power of the shares of our capital stock present and in person or by proxy and entitled to vote on the proposal at the Annual Meeting is required to approve the proposal. Virtual attendance at the Annual Meeting constitutes presence in person. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions from the Beneficial Owner on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

OTHER MATTERS
We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of the Record Date, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Commons Stock	Percent of Class(1)

Named Executive Officers
Martin D. McNulty, Jr.(2)	179,165	250,000	135,070	—	*
Kirsten Hoover(3)	108,748	42,188	31,650	—	*
Jason W. Soncini(4)	221,661	244,582	247,184	—	*
Marc W. Booth(6)	314,883	461,296	553,908	—	*
Directors and Director Nominees:
Gavin Molinelli	45,394	—	45,394	—	*
Michelle Felman	—	—	—	—	*
Isaac T. Kohlberg	61,153	—	61,153	—	*
Maureen O’Connell	217,310	—	217,310	—	*
Geoff Ribar	30,534	—	30,534	—	*
Ajay Sundar	—	—	—	—	*
Katharine Wolanyk	192,310	—	192,310	—	*
All Directors and Executive Officers as a Group (10 persons)(6)	1,505,516	998,066	1,648,871	—	1.65%
*Less than one percent
____________________

(1)
The percentage of shares beneficially owned is based on 100,021,951 shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock that may be acquired within 60 days after the Record Date, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)
Mr. McNulty holds (i) 40,000 RSUs and an option to purchase 250,000 shares of common stock which were granted in 2022 and vest in equal installments over a four-year period through March 8, 2026, all of such RSUs and a portion of the option with respect to 166,667 shares will not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (ii) 87,428 RSUs which were granted in 2023 and vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(3)
Ms. Hoover holds (i) 10,000 RSUs which were granted in 2021 and will vest in equal installments over a three-year period through November 2024, all of such RSUs do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership, (ii)16,970 RSUs and an option to purchase 42,188 shares of common stock which were granted in 2023 and will vest in equal installments over a three-year period through March 21, 2026, all of such RSUs and a portion of the option with respect to 28,125 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (iii)54,191 RSUs which were granted in 2023 and will vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(4)
Mr. Soncini holds (i) 15,000 RSUs and an option to purchase 112,500 shares of common stock which were granted in 2022 and will vest in equal installments over a three-year period through March 8, 2025, all of such RSUs and a portion of the option with respect to 37,500 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership, (ii) 30,503 RSUs and 75,832 shares of common stock which were granted in 2023 and will vest in equal installments over a three-year period through March 21, 2026, all of such RSUs and a portion of the option with respect to 50,555 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (iii) 85,501 RSUs which were granted in 2023 and will vest in equal installments over a three-year period through June 7, 2026, none of which will vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(5)
Mr. Booth holds (i) 33,333 RSUs and an option to purchase 250,000 shares of common stock which were granted in 2022 and will vest in equal installments over a three-year period through March 8, 2025, all of such RSUs and a portion of the option with respect to 83,334 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership and (ii) 39,740 RSUs and an option to purchase 98,796 shares of common stock which were granted in 2023 and will vest in equal installments over a three-year period through March 21, 2026, all of such RSUs and a portion of the option with respect to 65,864 shares do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.

(6)
 The column titled “Common Stock Restricted Stock and Restricted Stock Units” excludes an aggregate of of 412,666 RSUs from beneficial ownership and the column title “Share of Common Stock Issuable Upon Exercise of Options” excludes options to purchase an aggregate of 432,045 shares of common stock.

Amount and Nature of Beneficial
Ownership of Common Stock

Ownership of Common Stock	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total	Percent of Class(1)
5% Stockholders:
Starboard Value LP(2)	61,123,595	—	61,123,595	—	61,123,595	61.110%
____________________

(1)
The percentage of shares beneficially owned is based on 100,021,951 shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The beneficial owner’s address is 777 Third Avenue, 18th Floor, New York, New York, 10017. These securities are held by various managed accounts and funds to which Starboard serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

This narrative discussion of our named executive officer compensation program is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations. We determined that it is not in the best interest of shareholders to spend significant company resources to include a full compensation, disclosure and analysis (“CD&A”) in this proxy statement without the legal requirement to do so, as such cost could be material to our shareholders. We, however, have made a good faith effort to include fulsome disclosure of our pay practices without expending the significant time and money required to develop a full CD&A.

In evaluating our 2023 compensation program, it is important to understand the following:

•We historically granted annual long-term incentive (“LTI”) awards in the first quarter of each year, with the amount granted reflective of individual and Company performance for the prior year. As such, in March 2023, we granted to executive officers, except Mr. McNulty, who received a grant upon hire in 2022, LTI awards in recognition of performance in 2022 (the “2022 LTI Grants”).

•Beginning in 2023, in order to more strongly link executive pay and Company long-term performance and increase shareholder alignment, the Compensation Committee approved a new LTI construct. Specifically, the Compensation Committee determined to shift the timing of annual LTI grants such that awards are granted on a forward-looking basis as opposed to a backward-looking basis in respect of prior fiscal year performance, and deliver a combination of time-vested restricted stock units (“RSUs”) and performance-vested restricted stock units (which are eligible to be earned based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year period) (“PSUs”).

•The 2023 LTI awards were front-loaded to deliver two years of target grant value to cover annual LTI grants in respect of fiscal years 2023 and 2024.

•As a result of the above, eligible participants received three years’ worth of LTI awards in 2023 due to the compensation program changes and timing described above, which we expect to be a one-time occurrence. It is the intention of the Board and the Compensation Committee that participants will next be eligible to receive annual LTI awards commencing in fiscal year 2025.

For the 2023 fiscal year, our named executive officers were as follows:

•	Martin D. McNulty, Jr., our Chief Executive Officer, appointed interim Chief Executive Officer on November 1, 2022, and appointed Chief Executive Officer on February 13, 2024
•	Kirsten Hoover, our Principal Accounting Officer and Interim Chief Financial Officer, appointed on January 28, 2023
•	Jason W. Soncini, our General Counsel, appointed on March 16, 2021
•	Marc W. Booth, former Chief Intellectual Property Officer, who currently serves as Chief Executive Officer of Acacia Research Group LLC, a wholly owned subsidiary of the Company

Overview and Objectives of Our Executive Compensation Program

Through our executive compensation program, we seek to align our executive officers’ interests and motivations with those of our stockholders by rewarding both short-term and long-term objectives. We believe that the overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

We view 2023 as one of evolution and progress as we continue to transition away from our legacy businesses. When considering compensation for our executives in 2023 we determined that our executives were able to achieve a number of key strategic objectives, including expanding our strategic partnership with Starboard and building out the Company’s strategic platform. As the Company continues to grow and evolve the Compensation Committee and Board intends to continue to review our compensation policies to ensure that we attract, motivate and retain highly skilled employees to execute on our strategic objectives.

Base Salary

The employment agreements with our named executive officers (as described below in “Employment Agreements” entitle our executive officers to receive a base salary, which are subject to annual review. The base salaries of our named executive officers in fiscal year 2023 were:

Name of Executive	Position	Base Salary ($)
Martin D. McNulty, Jr.(1)	Chief Executive Officer	475,000
Kirsten Hoover(2)	Interim Chief Financial Officer	415,000
Jason W. Soncini	General Counsel	430,000
Marc W. Booth(3)	Former Chief Intellectual Property Officer	425,000
____________________

(1)
Mr. McNulty was appointed as permanent Chief Executive Officer on February 13, 2024. Mr. McNulty’s annual base salary was increased to $475,000 in connection with his appointment as Interim Chief Executive Officer.

(2)
Ms. Hoover was appointed Interim Chief Financial Officer on January 28, 2023, and the base salary reflected in this table represents her annualized salary for 2023 which includes her existing annual salary as Principal Accounting Officer plus an additional $15,000 per month in compensation during her tenure as interim Chief Financial Officer.

(3)
Mr. Booth is no longer the Company’s Chief Intellectual Property Officer as of January 1, 2024 and continues to serve as Chief Executive Officer of Acacia Research Group LLC, a wholly owned subsidiary of the Company.

Annual Incentive Compensation

Our named executive officers are eligible to receive an annual cash bonus. In determining whether our executives were eligible for a bonus in fiscal year 2023, our Compensation Committee considered, with respect to Mr. McNulty, his performance against his pre-established performance goals, which included recruitment, retention and mentorship of talent objectives; cost management and capital allocation goals; ensuring a pipeline of investment and acquisition opportunities; the management of existing business lines and the establishment of a framework for short- and long-term incentive compensation programs and, with respect to each other named executive officer, their respective performance that contributed to the achievement of the Company’s strategic objectives during 2023, the stock price performance of the Company and the total compensation of each executive officer. Accordingly, the Compensation Committee awarded (and for Mr. McNulty, the Board approved) the following cash awards to our named executive officers in fiscal year 2023:

Named Executive Officer	Potential Annual Bonus Range (as percentage of base salary) (%)	2023 Bonus Earned ($)	2023 Annual Bonus Earned (as percentage of base salary) (%)
Martin D. McNulty, Jr.	100% - 150%	712,500	150%
Kirsten Hoover	30% - 50%	207,500	50%
Jason W. Soncini	25% - 100%	250,000	58%
Marc W. Booth	25% - 75%	425,000	100%

Long-Term Incentive Compensation

To align compensation with long term performance, each named executive officer is eligible to be considered for an annual LTI award, which has been delivered in equity.

Historically, the Company granted annual LTI awards in the first quarter of each year, with the amount granted reflective of individual and Company performance for the prior year. As such, in March 2023, the Company granted to executive officers, except Mr. McNulty who received a grant upon hire in 2022, LTI awards in recognition of performance in 2022. The 2022 LTI Grants were delivered in the form of time-vested RSUs and stock options that vest in three equal annual installments on the first three anniversaries of grant, subject to the executive’s continued employment through the applicable vesting date.

2022 LTI Grants

Name	Restricted Stock Units(1)	Number of Fair Market Priced Options(1)
Martin D. McNulty, Jr.	—	—
Kirsten Hoover	25,455	42,188
Jason W. Soncini	45,755	75,832
Marc W. Booth	59,610	98,796
____________________

(1)	The RSUs and options vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the applicable vesting date.

In order to more strongly link executive pay and Company long-term performance and increase shareholder alignment, the Compensation Committee approved a new LTI construct beginning in 2023. Specifically, the Compensation Committee determined to shift the timing of annual LTI grants such that awards are granted on a forward-looking basis as opposed to a backward-looking basis in respect of prior fiscal year performance, and deliver a combination of time-vested RSUs and PSUs. In 2023, the Compensation Committee approved an LTI mix of 85% PSUs and 15% RSUs for Mr. McNulty, and 50% PSUs and 50% RSUs for Ms. Hoover and Mr. Soncini (i.e., the “2023 LTI Grants”). The PSUs granted in 2023 are eligible to be earned based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year period. The Company believes that adjusted book value per share is an important measure of the growth of the business and views it as a leading indicator of the Company’s long-term performance.

In addition, the 2023 LTI Grants are front-loaded to deliver two years of target grant value to cover annual LTI grants in respect of fiscal years 2023 and 2024. As such, it is the intention of the Board and the Compensation Committee that Mr. McNulty, Ms. Hoover, and Mr. Soncini will next be eligible to receive annual LTI awards commencing in fiscal year 2025.

Provided below is detail on the grants of time-vested RSUs and PSUs to each of Mr. McNulty, Ms. Hoover, and Mr. Soncini intended to cover annual grants in respect of fiscal years 2023 and 2024 as approved by the Compensation Committee on June 7, 2023.
2023 LTI Grants

Name	Annual LTI Value ($)	2 Year LTI Value ($)	Restricted Stock Units(1)	PSUs at Target(2)
Martin D. McNulty, Jr.	1,343,474	2,686,948	87,428	495,424
Kirsten Hoover	249,821	499,641	54,191	54,191
Jason W. Soncini	394,160	788,319	85,501	85,501
Marc W. Booth	—	—	—	—

____________________

(1)	The RSUs and options vest in equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the applicable vesting date.
(2)
The number of PSUs earned can range from 0% to 200% of the target number of PSUs granted (up to a maximum of 750,000 shares of the Company’s common stock, after taking into account the number of shares of the Company’s common stock subject to all other awards granted in 2023 to the applicable executive, as set forth in the Company’s 2016 Acacia Research Corporation Stock Incentive Plan) and will be based upon the level of achievement of the Company’s compound annual growth rate of its adjusted book value per share, measured over a three-year performance period beginning on January 1, 2023 and ending on December 31, 2025. If the compound annual growth rate of the Company’s adjusted book value per share is met at (a) less than the threshold level, 0% of the PSUs will be earned, (b) the threshold level, 50% of the target PSUs will be earned, (c) the target level, 100% of the target PSUs will be earned, (d) at the stretch level, 150% of the target PSUs will be earned and (e) at the maximum level or above, 200% of the target PSUs will be earned. Such number of PSUs that are earned and eligible to vest will become vested on the third anniversary of the grant date subject to the executive’s continued employment through such date.

Employment Agreements

Each of our named executive officers are party to employment agreements that entitle them to certain elements of compensation and govern the terms of their employment with the Company, as described in more detail below. Pursuant to their employment agreements, the named executive officers are eligible to participate in the employee benefits programs we provide to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers.

Pursuant to the employment agreements, the named executive officers are subject to perpetual confidentiality restrictions and non-disparagement provisions, and non-solicitation restrictions with respect to the Company’s employees and customers and non-competition restrictions, in each case, for the duration of their employment and specified times thereafter.

Mr. McNulty

Mr. McNulty was party to an employment agreement with the Company (the “McNulty Employment Agreement”), which was amended and restated in February 2024 (the “Amended McNulty Employment Agreement”). The McNulty Employment Agreement provided that Mr. McNulty was entitled to receive an annual salary of $450,000 and was eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary, to be determined by the Board or the Compensation Committee (all or a portion of which Mr. McNulty could elect to receive in shares of our common stock). The McNulty Employment Agreement did not provide for severance payments or benefits. The Amended McNulty Employment Agreement increased Mr. McNulty’s base salary to $500,000 and includes the same annual bonus terms as the McNulty Employment Agreement. Additionally, the Amended McNulty Agreement provides that Mr. McNulty is eligible to participate in the Company’s long-term incentive program, is eligible to receive a payment in connection with the vesting of PSUs that were granted to Mr. McNulty on June 7, 2023 depending upon the level of achievement of the applicable performance goals (which payment will be settled in shares of the Company’s common stock if Mr. McNulty is an employee of the Company on the date of settlement) and provides for the separation payments and benefits described below.

Mr. McNulty’s employment may be terminated by the Company or Mr. McNulty at any time upon 30 days’ notice. Upon termination by the Company without cause or resignation for good reason (each as defined in the Amended McNulty Employment Agreement), Mr. McNulty will be entitled to (i) a payment equal to the product of (a) 1.5 and (b) his base salary, which payment shall be paid in 18 monthly installments, (ii) any unpaid annual bonus for the year prior to Mr. McNulty’s employment termination date, paid as a lump sum at the same time that other executive officers of the Company receive their respective bonuses, (iii) a payment equal to the product of (a) 125% of his base salary and (b) a fraction, the numerator of which is the number of days in the year in which the date of termination occurs through the date of termination and the denominator of which is 365, to be paid as a lump sum at the same time that other executive officers of the Company receive their respective bonuses and (iv) reimbursement for the portion of the monthly COBRA premium paid by Mr. McNulty that is typically covered by the Company for a period of 18 months.

Mr. Soncini

Mr. Soncini is party to an employment agreement (the “Soncini Employment Agreement”) with ARG. Pursuant to the terms of the Soncini Employment Agreement, Mr. Soncini is entitled to receive an annual salary of $430,000 and is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board or the Compensation Committee.

Mr. Soncini’s employment may be terminated by the Company or Mr. Soncini at any time upon 30 days’ written notice. Upon termination by the Company without cause (and other than by reason of disability) or resignation for good reason (each as defined in the GC Employment Agreement), Mr. Soncini will be entitled to (i) continued payment of his base salary for 90 days following the date of termination or resignation, as the case may be, (ii) any unpaid expense reimbursements, (ii) any vested benefits, (iii) any earned but unpaid base salary, and (iv) any earned but unpaid annual bonus for the prior fiscal year.

Mr. Booth

Mr. Booth is party to an employment agreement (the “Booth Employment Agreement”) with ARG. Pursuant to the terms of the Booth Employment Agreement, Mr. Booth is entitled to receive an annual salary of $425,000 and is eligible to receive an annual bonus in an amount ranging from 25-75% of his annual salary, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis. The Booth Employment Agreement does not include any severance payments or change in control bonuses.

Mr. Booth’s employment may be terminated by ARG or Mr. Booth at any time upon 30 days’ written notice.

Amended and Restated Executive Severance Policy

The officers of the Company are eligible to receive benefits under the Company’s Amended and Restated Severance Policy which provides three months of continued base salary for each full year of employment with the Company, up to a maximum of twelve months and Company-funded COBRA coverage for the same duration.

Acceleration of Equity Awards Pursuant to the 2016 Stock Incentive Plan

Employees of the Company or any subsidiary, non-employee members of the Board or directors of any Subsidiary and consultants and other independent service providers of the Company or any Subsidiary are eligible to participate in the 2016 Stock Incentive Plan, which is administered by the Compensation Committee which is comprised of three non-employee members of the Board. If awards granted under the 2016 Stock Incentive Plan are not assumed, continued or substituted in connection with a change in control, or with respect to awards granted prior to June 7, 2023 a hostile take-over of the Company, all outstanding and unvested awards will be accelerated prior to the effective time of such event. Pursuant to the applicable award agreement, if the June 7, 2023 PSUs are assumed, continued or substituted in connection with a change in control, the applicable performance measures will be scored in connection with the change in control and if the holder’s employment is terminated within one year following the change in control (a) either by the Company other than for cause or by the holder for good reason, the PSUs, as scored, will become vested, or (b) as a result of the holder’s death or disability, a pro-rata portion of the PSUs, as scored, will become vested. Pursuant to the applicable award agreement, if the June 7, 2023 RSUs are assumed, continued or substituted in connection with a change in control and the holder’s employment is terminated within one year following the change in control either by the Company other than for cause or by the holder for good reason, the RSUs will become vested.

Other Compensation Policies

Clawback Policy

In 2023, we adopted a recoupment policy that complies with the new rules adopted by the SEC and Nasdaq Stock Market with respect to the recoupment of incentive compensation. If we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Stock Ownership Guidelines

Our Board adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors own equity valued at a multiple of his or her base annual cash retainer and that our executive officers own equity valued at a multiple of his base salary as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board; and
•	1X for any other “executive officers” not addressed above.

Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last two fiscal years for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(4)	Total ($)

Martin D. McNulty, Jr.	2023	467,789	—	403,043	—	712,500	20,136	1,603,468
Chief Executive Officer(5)	2022	349,616	—	223,800	320,000	547,397	14,872	1,455,685

Kirsten Hoover	2023	393,269	207,500	358,513	90,282	—	1,484	1,051,049
Interim Chief Financial Officer	2022	—	—	—	—	—	—	—

Jason Soncini	2023	430,000	250,000	589,533	158,612	—	17,464	1,445,609
General Counsel	2022	430,000	215,000	161,100	131,625	—	17,120	954,845

Marc W. Booth	2023	425,000	425,000	254,535	206,147	—	11,992	1,322,674
Former Chief IP Officer(6)	2022	425,000	212,500	358,000	292,500	—	11,756	1,299,756
______________

(1)	Salary amounts shown above represent actual salary earned during the year, reported as gross earnings (i.e., gross amounts before taxes and applicable payroll deductions).
(2)	Represents incentive payments made pursuant to our cash incentive compensation program.
(3)
Represents the aggregate grant date fair value of the restricted stock units and stock options granted to the named executive officers during the years indicated (reported in the Stock Awards and Options Awards columns, respectively) in each case as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of these awards is set forth under Notes 2 and 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. For 2023, the amounts in this column do not include the June 2023 PSUs because in accordance with ASC Topic 718, the accounting cost of the PSUs has not been recorded in the Company’s financial statements as the outcome of the performance condition was not considered probable in 2023; therefore, only the June 2023 RSUs are reflected within the table above for 2023 (which, as previously noted, together with the June 2023 PSUs, were made as part of the Company’s long-term incentive program that was generally intended to cover two years of annual grants). The grant date fair value of the PSUs, assuming that the probable performance was maximum, would have been as follows: Mr. McNulty $3,054,457; Ms. Hoover $499,641; and Mr. Soncini $788,319.

(4)	The amounts shows for Ms. Hoover and Messrs. McNulty, Soncini and Booth include payments for additional medical insurance.

(5)
Mr. McNulty was appointed permanent Chief Executive Officer on February 13, 2024. The salary for 2022 was pro rata from Mr. McNulty’s start date of March 10, 2022. Mr. McNulty’s salary was increased from $450, 000 to $475, 000 effective April 1, 2023 in connection with his appointment as Interim CEO.

(6)
Mr. Booth is no longer the Company’s Chief Intellectual Property Officer as of January 1, 2024 and continues to serve as Chief Executive Officer of Acacia Research Group LLC, a wholly owned subsidiary of the Company.

Executive Officers
The table below provides information concerning our executive officers as of the date of this Proxy Statement other than Martin D. McNulty, Jr., our Chief Executive Officer. For information regarding Martin D. McNulty, Jr., see Proposal No. 1: To Elect Seven Directors to Serve on our Board of Directors Until the 2025 Annual Meeting of Stockholders or Until Their Respective Successors are Duly Elected and Qualified - Nominees for Director - Information Regarding the Director Nominees.

Name	Age	Positions with the Company
Kirsten Hoover	45	Interim Chief Financial Officer
Jason Soncini	47	General Counsel
Robert Rasamny	45	Chief Administrative Officer
____________________

Kirsten Hoover, has served as our Interim Chief Financial Officer since January 2023. She rejoined Acacia Research as our Controller in October 2021. She was previously with Acacia from 2002 until 2019, most recently serving as Controller. She graduated from UC Santa Barbara with an Economics degree and subsequently joined Deloitte in Audit & Assurance. From December 2019 - October 2021 she was the Sr. Manager of Financial Reporting at Veritone Inc. Ms. Hoover also serves as Treasurer of the Mariners Elementary School Foundation.

Jason Soncini joined Acacia as its General Counsel in March 2021. From April 2017 until he joined Acacia, Mr. Soncini was employed at Shanda Group, a privately-owned multinational investment firm, initially as Deputy General Counsel and then as General Counsel. From October 2013 until April 2017, Mr. Soncini was an attorney at Kleinberg, Kaplan, Wolff & Cohen, P.C. Mr. Soncini began his legal career at Olshan Frome Wolosky LLP in 2006. Mr. Soncini holds a B.A. in Mathematics from the University of Michigan and received his J.D. from Northwestern University.

Robert Rasamny joined Acacia as Chief Administrative Officer in May 2023. From December 2020 through April 2023, he was Head of Legal and Chief Compliance Officer at Melvin Capital Management LP. From May 2016 through November 2020, Mr. Rasamny was General Counsel and Chief Compliance Officer at Blue Harbour Group LP. Prior to Blue Harbour, he was Assistant General Counsel at BlueMountain Capital Management LLC. Prior to BlueMountain, Mr. Rasamny was Associate General Counsel at the private equity firm, Portfolio Advisors LLC. He began his legal career as an Associate in the corporate department of Davis Polk & Wardwell LLP. Mr. Rasamny received his J.D. from Fordham Law School and holds a B.S. in Economics from the United States Naval Academy. Following graduation from the Naval Academy, Mr. Rasamny served as a Surface Warfare Officer in the United States Navy.

Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

Year	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:	Net Income(5)
	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)
2023	1,603,468	1,473,242	—	—	1,251,691	1,181,855	99	55,140,000
2022	1,455,685	1,571,985	543,556	156,556	1,202,601	926,657	107	(133,035,000)
2021	—	—	1,221,215	1,756,715	1,316,905	1,246,462	130	118,804,000

(1)
Mr. Press was our Chief Executive Officer in 2021 and a portion of 2022 (our “Former CEO”). On November 1, 2022, Mr. McNulty succeeded Mr. Press as our Interim Chief Executive Officer and remained in that position through 2023 and into February 2024, at which time he was appointed as our Chief Executive Officer (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) in 2021 and 2022 were Messrs. Golby, Booth, Rosentein and Soncini and in 2023 were Ms. Hoover and Messrs. Soncini and Booth.

(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.
(3)	Represents the compensation actually paid to each of our Current CEO, Former CEO and the Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to CEO and Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Stock Awards	Option Awards	Fair Value as of Year End of Awards Granted During Year that Remain Outstanding as of Year End(b)	Change in Fair Value from Prior Fiscal Year End through Current Fiscal Year End of Awards Granted in Prior Year that Remain Outstanding as of Year End(c)	Fair Value as of Vesting Date of Awards Granted During Year that Vest During Year(d)	Change in Fair Value from Prior Year End through Vesting Date of Awards Granted in Prior Year that Vest During Year(e)	Total Compensation “Actually Paid”
Current CEO
2023	1,603,468	403,043	—	342,718	(69,900)	—	—	1,473,243
2022	1,455,685	223,800	320,000	660,100	—	—	—	1,571,985
2021	—	—	—	—	—	—	—	—
Former CEO
2022	543,556	—	—	—	—	—	(387,000)	156,556
2021	1,221,215	—	—	—	535,500	—	—	1,756,715
Other NEOs
2023	1,251,691	379,441	151,680	488,618	(36,217)	—	7,051	1,180,022
2022	1,202,601	259,550	212,063	393,537	(58,521)	—	(139,348)	926,656
2021	1,316,905	409,488	176,203	407,479	35,750	37,600	34,418	1,246,461

(a)
Reflects, for each of our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(c)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.
(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: ACTG) from December 31, 2020 through December 31 of each covered fiscal year 2021, 2022 and 2023 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2020, and (b) the share price on December 31, 2020.

(5)	Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

Relationship Between Compensation Actually Paid and Cumulative TSR

2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2023.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Martin D. McNulty Jr.	—	250,000	(1)	3.73	3/10/2032	60,000	(1)	235,200	—		—
	—	—		—		87,428		342,718	662,572	(3)	2,597,282
Kirsten Hoover	—	—		—		10,000	(3)	39,200	—		—
	—	—		—		20,000	(5)	78,400	—		—
	—	42,188		4.27	3/21/2033	25,455	(6)	99,784	—		—
	—	—		—		54,191	(2)	212,429	108,382	(3)	424,857
Jason W. Soncini	—	—		—		15,000	(7)	58,800	—		—
	37,500	18,750	(4)	5.84	8/23/2031	7,500	(8)	29,400	—		—
	37,500	75,000	(5)	3.58	3/8/2032	30,000	(5)	117,600	—		—
	—	75,832		4.27	3/21/2033	45,755	(5)	179,360	—		—
	—	—		—		85,501	(2)	335,164	171,002	(3)	670,328
Marc W. Booth	75,000	37,500		5.84	8/23/2031	15,000	(8)	58,800	—		—
	83,333	166,667	(4)	3.58	3/8/2032	66,667	(5)	261,335	—		—
	—	98,796	(5)	4.27	3/21/2033	59,610	(6)	233,671	—		—
____________________

(1)	Vests 1/3 on each of March 10, 2024, March 10, 2025 and March 10, 2026.
(2)	Vests 1/3 on each of June 7, 2024, June 7, 2025 and June 7, 2026.
(3)	Represents the PSUs granted on June 7, 2024.
(4)	Vests on November 12, 2024.
(5)	Vests 1/2 on each of March 8, 2024 and March 8, 2025.
(6)	Vests 1/3 on each of March 21, 2024, March 21, 2025 and March 21, 2026.
(7)	Vests on March 16, 2024.
(8)	Vests the Company’s 2024 annual stockholder meeting.

EQUITY COMPENSATION PLAN INFORMATION
Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2023:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	(b) Weighted- average exercise price of outstanding options, warrants and rights ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (#) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2013 Acacia Research Stock Incentive Plan(1)	20,000	3.60	—
2016 Acacia Research Stock Incentive Plan(2)	1,088,187	4.19	1,355,726
Subtotal	1,108,187	4.18	1,355,726
____________________

(1)
The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes non-vested restricted stock awards and restricted stock units outstanding at December 31, 2023. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.

(2)
The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan plus 5,500,000 shares of common stock added to the 2016 Plan through stockholder approval of a proposal in our 2022 Proxy Statement. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

We adopted a formal policy that sets forth the manner in which the Company will consider, evaluate and where appropriate, conduct transactions with related parties. The policy applies to each director and officer of the Company, any nominee for election as a director of the Company, any security holder known to us to beneficially own more than 5% of the Company’s voting securities and any immediate family member of the foregoing(each, a “Related Party”)as well as any entity that employs a Related Party, is controlled by a Related Party or in which a Related Party has a material ownership or financial interest.For purposes of the policy, a related party transaction means a transaction (including any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness)), or series of related transactions, or any material amendment to any such transaction, in which a Related Party has or will have a direct or indirect material interest (as such term is used in Item 404 of Regulation S-K of the Exchange Act) and in which the Company or any of its subsidiaries is a participant.The policy generally requires that the Audit Committee review all related party transactions and approve such transactions in advance.

We also have adopted a corporate Code of Conduct for Employees and Directors which applies to all of our employees, officers, and directors and a separate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or a member of the Audit Committee and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel or a member of the Audit Committee. Such transactions are generally prohibited unless approved by the Board.

Press Separation Agreement. On September 19, 2023, the Company together with ARG amicably settled with Clifford Press, former President and Chief Executive Officer of the Company, all claims, including counterclaims filed by Mr. Press, in connection with the arbitration demand previously filed by the Company against Mr. Press. As part of the settlement, and, in exchange for, among other things, a release of claims by Mr. Press in favor of the Company and agreements by Mr. Press related to non-interference and cooperation, the Company paid to Mr. Press a total of $770,000 along with reimbursement of certain counsel fees and expenses in the amount of $480,000.

Relationship with Starboard Value, LP. Our strategic relationship with Starboard, the Company's controlling shareholder, provides us access to industry expertise, and operating partners and industry experts to evaluate potential acquisition opportunities and enhance the oversight and value creation of such businesses once acquired. Starboard has provided, and we expect will continue to provide, ready access to its extensive network of industry executives and, as part of our relationship, Starboard has assisted, and we expect will continue to assist, with sourcing and evaluating appropriate acquisition opportunities.

Recapitalization Agreement and Related Transactions. On October 30, 2022, the Company entered into the Recapitalization Agreement pursuant to which, among other things, the Company and Starboard agreed to enter into a series of transactions (the “Recapitalization”) to restructure Starboard’s investments in the Company in order to simplify the Company’s capital structure.

Within five business days following the date of the Recapitalization Agreement, Starboard exercised all of the Series A Warrants of the Company for cash, and the Company issued to Starboard 5,000,000 shares of common stock in accordance with the terms of the Series A Warrants[in consideration of Starboard’s payment ofa cash exercise price of $9.3 million,]which amount represented a reduction in the exercise price to account for a negotiated settlement by the parties to account for the forgone time value of money of the Series A Warrants.

The Company launched a rights offering on February 14, 2023 whereby stockholders of the Company received rights to purchase an aggregate of 9,618,639 shares of common stock at a price of $5.25 per share (the “Rights Offering”). In connection with the Rights Offering, the Company agreed to provide Starboard with rights to purchase 28,647,259 shares of common stock and Starboard committed to purchase a minimum of 15,000,000 shares of common stock (the “Private Rights Offering”). The Rights Offering closed on March 1, 2023 and an aggregate of 15,068,753 shares were sold in connection with the Rights Offering and concurrent Private Rights Offering, including 15,000,000 shares acquired by Starboard for $78.8 million.

Under the Recapitalization Agreement, the Company and Starboard agreed to take certain actions related to the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series A Redeemable

Convertible Preferred Stock”) in connection with the Recapitalization, including submitting a proposal for stockholder approval to remove the “4.89% blocker” provision contained in the Company's Amended and Restated Certificate of Designations (the “Amendment to the Amended and Restated Certificate of Designations”). The Company’s stockholders approved the Amendment to the Amended and Restated Certificate of Designations at the Company’s annual meeting of stockholders held on May 16, 2023, which became effective on June 30, 2023.

Subsequently, and in accordance with the terms contained in the Second Amended and Restated Certificate of Designations and the Recapitalization Agreement, on July 13, 2023, Starboard converted an aggregate amount of 350,000 shares of Series A Convertible Preferred Stock into 9,616,746 shares of common stock, which included 27,704 shares of common stock issued in respect of accrued and unpaid dividends (the “Preferred Stock Conversion”). Further to the terms of the Recapitalization Agreement and in accordance with the terms of the Company’s Series B Warrants (the “Series B Warrants”), on July 13, 2023, Starboard also exercised 31,506,849 of the Series B Warrants through a combination of a “Note Cancellation” and a “Limited Cash Exercise” (each as defined in the Series B Warrants), resulting in the receipt by Starboard of 31,506,849 shares of common stock (the “Series B Warrants Exercise” and, together with the Preferred Stock Conversion, the “Recapitalization Transactions”), the cancellation of $60.0 million aggregate principal amount of the Company’s senior secured notes held by Starboard (the “Senior Secured Notes”) and the receipt by the Company of aggregate gross proceeds of approximately $55.0 million, which Starboard paid using working capital. Following completion of the transactions contemplated by the Recapitalization Agreement, no Series A Warrants, shares of Series A Redeemable Convertible Preferred Stock, Series B Warrants, nor any Senior Secured Notes remain outstanding.

Under the Recapitalization Agreement, the parties agreed that for the Applicable Period, the Board will include at least two directors that are independent of, and not affiliates (as defined in Rule 144 under the Exchange Act) of,Starboard. For additional information concerning Starboard’s contractual rights to designate director nominees, please see the section of this Proxy Statement entitled “Proposal No. 1 - To Elect Seven Directors to Serve on Our Board of Directors Under the 2025 Annual Meeting of Stockholders of Until Their Respective Successors Are Duly Elected and Qualified - Contractual Rights of Starboard to Designate Nominees.”

The Recapitalization Agreement includes a “fair price” provision requiring, in addition to any other stockholder vote required by the Company’s Certificate of Incorporation or Delaware law, the affirmative vote of the holders of a majority of the outstanding voting stock held by stockholders of the Company other than Starboard and its affiliates, by or with whom or on whose behalf, directly or indirectly, a business combination is proposed, in order to approve such a business combination; provided, that the additional majority voting requirement would not be applicable if either (x) the business combination is approved by the Board by the affirmative vote of at least a majority of the directors who are unaffiliated with Starboard or (y) (i) the consideration to be received by stockholders other than Starboard and its affiliates meets certain minimum price conditions, and (ii) the consideration to be received by stockholders other than Starboard and its affiliates is of the same form and kind as the consideration paid by Starboard and its affiliates.

Registration Rights Agreement. On February 14, 2023, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with certain affiliates of Starboard (together with Starboard, the “Starboard Parties”), as contemplated by the Recapitalization Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the shares of the Company’s common stock issuable or issued to the Starboard Parties pursuant to or in accordance with Section 1.1 of the Recapitalization Agreement, including the shares issued to the Starboard Parties in the Private Rights Offering within 90 days after a written request made prior to the first anniversary of the Closing Date (as defined in the Registration Rights Agreement). The Registration Rights Agreement also provides the Starboard Parties with additional rights to require that the Company file a registration statement in other circumstances. The Registration Rights Agreement includes other customary terms. The Company has agreed to pay certain expenses relating to such registrations, reimburse the Starboard Parties for legal fees of up to $25,000 for each registration and indemnify the Starboard Parties against certain liabilities.

Services Agreement. On December 12, 2023, the Company entered into a Services Agreement with Starboard (the “Services Agreement”), pursuant to which, upon the Company’s request, Starboard will provide to the Company certain trade execution, research, due diligence and other services. Starboard has agreed to provide the services on an expense reimbursement basis and no separate fee will be charged by Starboard for the services. Pursuant to the Services Agreement, the Company has agreed that Starboard (and certain of its affiliates) will not be liable to the Company for acts or omissions relating to the Services Agreement in the absence of bad faith, fraud, willful misconduct or gross negligence. The Company will also indemnify and advance expenses to Starboard (and certain of its affiliates) against any loss, cost or expense relating to third party claims in connection with the services or the Services Agreement. The Services Agreement provides (i) that certain work product developed by each of the Company and Starboard will be owned by the party that produced such work product and (ii) for mutual confidentiality obligations between the Company and Starboard for information disclosed pursuant to the Services Agreement. Either the Company or Starboard may terminate the Services Agreement at any time upon thirty days’ written notice. The Audit Committee of the Board of Directors of the Company (the “Audit Committee”), consisting of entirely of disinterested directors who are independent of Starboard, reviewed, directed the negotiation of the material terms of, and ultimately approved the Services Agreement prior to the Company’s execution thereof. The Audit Committee received, reviewed, and considered a number of factors prior to such approval, including, but not limited to, (i) the business purpose of the Services Agreement, (ii) whether comparable terms of the Services Agreement would be available to the Company in a transaction with an unrelated party and (iii) the benefits of the Services Agreement to the Company’s business and operations. During the year ended December 31, 2023 the Company reimbursed Starboard $216,000 under the Services Agreement.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Legal Proceedings with Directors and Executive Officers

There are no legal proceedings related to any of the directors, director nominees or executive officers which require disclosure pursuant to applicable SEC rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2023, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a).

Form 10-K

On March 14, 2024, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2023. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, NY 10017.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

Stockholder Proposals for the 2025 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder proposal must be delivered in writing to our Corporate Secretary and received at our principal executive offices at 767 Third Avenue, 6th Floor, New York, NY 10017 no later than December 19, 2024, in order to be considered for inclusion in our Proxy Statement relating to the 2025 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

Pursuant to our Bylaws, stockholder proposals, including stockholder nominations for candidates for election as directors, submitted for consideration at the 2025 Annual Meeting but not submitted for inclusion in our Proxy Statement relating to the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be delivered to our Corporate Secretary in writing at 767 Third Avenue, 6th Floor, New York, NY 10017 not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the first anniversary of the 2024 Annual Meeting, after which a proposal is untimely. As a result, any stockholder proposal submitted pursuant to the provisions of our Bylaws (other than pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than January 21, 2025 nor later than February 20, 2025. However, in the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 70 days after the first anniversary of the 2024 Annual Meeting, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us. A stockholder notice to our Corporate Secretary of a proposal or nomination must include the specified information required by our Bylaws. In addition, a stockholder who intends to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 of the Exchange Act.

April 19, 2024	By Order of the Board of Directors,

/s/ Jennifer Graff
Jennifer Graff
Secretary

Appendix A
ACACIA RESEARCH CORPORATION
2024 ACACIA RESEARCH CORPORATION STOCK INCENTIVE PLAN
ARTICLE ONE
GENERAL PROVISIONS
I.    PURPOSE OF THE PLAN
The purposes of this 2024 Acacia Research Corporation Stock Incentive Plan are (a) to enhance the Corporation’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Corporation’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Corporation, by providing them an opportunity to participate in the ownership of the Corporation and thereby have an interest in the success and increased value of the Corporation.
Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
II.    STRUCTURE OF THE PLAN
A.    The Plan shall be divided into three separate equity incentive programs:
-    the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,
-    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as the grant of such shares for services rendered or to be rendered to the Corporation (or any Subsidiary), and
-    the Discretionary Restricted Stock Unit Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted Restricted Stock Units convertible into shares of Common Stock.
B.    The provisions of Articles One and Five shall apply to all equity incentive programs under the Plan and shall govern the interests of all persons under the Plan.
III.    ADMINISTRATION OF THE PLAN
A.    The Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Committee, or the Board may retain the power to administer those programs with respect to all such persons.
B.    The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding.
C.    Service on the Committee shall constitute Service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee, or if acting as the Plan Administrator, the Board, shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.
IV.    ELIGIBILITY
A.    The persons eligible to participate in the Plan are as follows:
(i)    Employees of the Corporation or any Subsidiary,
(ii)    non-employee members of the Board or the board of directors of any Subsidiary, and

(iii)    consultants and other independent service providers who provide services to the Corporation or any Subsidiary.
B.    The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares of Common Stock to be covered by each such grant and the exercise price thereof, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, (ii) with respect to stock issuances or grants under the Stock Issuance Program, which eligible persons are to receive such issuances or grants, the time or times when the issuances or grants are to be made, the number of shares of Common Stock to be issued or granted to each Participant, the vesting schedule (if any) applicable to the issued or granted shares and the consideration for such shares (if any) and (iii) with respect to Restricted Stock Unit grants under the Discretionary Restricted Stock Unit Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares of common stock to be covered by each such grant and the vesting schedule (if any) applicable to the shares covered by each such grant.
C.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program, to effect stock issuances or grants in accordance with the Stock Issuance Program or to grant Restricted Stock Units in accordance with the Discretionary Restricted Stock Unit Grant Program.
V.    STOCK SUBJECT TO THE PLAN
A.    Shares Available Under the Plan. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance under the Plan shall be 11,168,000 shares plus the number of shares of Common Stock remaining available for issuance and not subject to awards granted under the Acacia Research Corporation 2016 Stock Incentive Plan (the “Existing Plan”) as of the Plan Effective Date. As of the Plan Effective Date, there were 1,457,214 shares of Common Stock available for issuance under the Existing Plan. Accordingly, the maximum number of shares of Common Stock that could be issued pursuant to Awards under the Plan is 12,625,214 shares of Common Stock.
B.    Share Counting. The number of shares of Common Stock available for grant under the Plan shall be reduced by one share of Common Stock for each share of Common Stock issued pursuant to the exercise to an option granted under the Plan or pursuant to any other Awards granted under the Plan.
C.    Forfeiture. In the event that (i) all or any portion of any option granted under the Plan can no longer under any circumstances be exercised, (ii) any shares of Common Stock issued or granted under the Plan are reacquired by the Corporation or (iii) all or any portion of any Restricted Stock Units granted under the Plan are forfeited or can no longer under any circumstances vest, the shares of Common Stock allocable to the unexercised portion of such options, or the forfeited or unvested portion of such Restricted Stock Unit or the shares of Common Stock so reacquired shall again be available for grant or issuance under the Plan.
D.    No Liberal Share Recycling. Notwithstanding Section V.C. of this Article One, the following shares of Common Stock may not again be made available for issuance as awards under the Plan: (i) shares of Common Stock used to pay the exercise price related to outstanding options, (ii) shares of Common Stock used to pay withholding taxes related to outstanding options or Restricted Stock Units or any other full value Awards or (iii) shares of Common Stock that have been repurchased by the Corporation using the proceeds from any exercise of options.
E.    Adjustments. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share, if applicable, in effect under each outstanding Award under the Plan. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.
F.    Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Corporation or with which the Corporation combines (“Substitute Awards”). Substitute Awards shall not be counted against the maximum number of shares of Common Stock that may be granted under the Plan pursuant to this Section V of Article One; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Corporation or with which the Corporation combines

(as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.
G.    Director Limits. Notwithstanding anything to the contrary contained in this Plan, the maximum number of shares of Common Stock subject to Awards granted during a single fiscal year to any non-Employee member of the Board, together with any cash fees paid to such non-Employee member of the Board during the fiscal year, shall not exceed a total value of $750,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
I.    OPTION TERMS
Each option shall be evidenced by an Option Award Agreement in the form approved by the Plan Administrator; provided, however, that each such Option Award Agreement shall comply with the terms specified below. Each Option Award Agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
A.    EXERCISE PRICE.
1.    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than: (a) in the case of an Incentive Option, 100% of Fair Market Value on the date the Incentive Option is granted, (b) in the case of a Non-Statutory Option, 100% of Fair Market Value on the date the Non-Statutory Options is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, 110% of Fair Market Value on the date the Incentive Option is granted.
2.    The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below as determined by the Plan Administrator and evidenced in the Option Award Agreement:
(i)    cash or check made payable to the Corporation;
(ii)    the surrender of shares of Common Stock owned by the Optionee (provided that shares of Common Stock acquired pursuant to the exercise of options granted by the Corporation must have been held by the Optionee for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes), which surrendered shares of Common Stock shall be valued at Fair Market Value as of the date of such exercise;
(iii)    the cancellation of indebtedness of the Corporation to the Optionee;
(iv)    provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the Exercise Price directly to the Corporation;
(v)    the waiver of compensation due or accrued for services rendered or to be rendered during a vesting period; or
(vi)    any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares of Common Stock must be made on the Exercise Date.
B.    EXERCISE AND TERM OF OPTIONS.
1.    The period during which the right to exercise, in whole or in part, an option vests in the Optionee shall be set by the Plan Administrator, in its sole and absolute discretion, and set forth in the Option Award Agreement; provided, that in no event shall an option vest and become fully exercisable in less than twelve (12) months from the date such option is granted (the “Minimum Option Vesting Requirement”). Options issued under the Discretionary Option Grant Program may, in the sole discretion of the Plan Administrator, become exercisable in one or more installments over the Optionee’s period of Service or upon attainment of specified performance objectives.

2.    Notwithstanding any other provision of the Plan, no option shall have a term in excess of ten (10) years measured from the option grant date; provided, however, that no Incentive Option granted to a 10% shareholder shall have a term in excess of five (5) years from the option grant date.
C.    EFFECT OF TERMINATION OF SERVICE.
1.    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
(i)    Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the Option Award Agreement, but no such option shall be exercisable after the expiration of the option term.
(ii)    Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of descent and distribution or by the Optionee’s designated beneficiary or beneficiaries of that option.
(iii)    Should the Optionee’s Service be terminated for Misconduct or for Cause or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.
(iv)    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares of Common Stock for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares of Common Stock.
2.    The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i)    extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
(ii)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.
D.    STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares of Common Stock subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares of Common Stock.
E.    REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares of Common Stock) shall be established by the Plan Administrator and set forth in the Option Award Agreement evidencing such repurchase right.
F.    DIVIDEND EQUIVALENT RIGHTS. No option granted under the Plan shall provide for dividend equivalent rights.
G.    LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more of the Optionee’s Immediate Family or to a trust established exclusively for the Optionee or one or more members of the Optionee’s Immediate Family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
II.    INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. The maximum number of shares of Common Stock that can be issued pursuant to Incentive Options pursuant to this Plan shall be equal to the number of shares of Common Stock authorized for issuance under this Plan. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
A.    ELIGIBILITY. Incentive Options may only be granted to Employees of the Corporation or any Subsidiary.
B.    DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
C.    FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option, by reason of the dollar limitation described in Section II.B of this Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
III.    CHANGE IN CONTROL
A.    Unless otherwise determined by the Plan Administrator, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all options outstanding under the Plan or may substitute similar stock awards for options outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to options may be assigned by the Corporation to the successor of the Corporation (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an option or substitute a similar stock award for only a portion of an option, or may choose to assume or continue the options held by some, but not all Optionees. The terms of any assumption, continuation or substitution will be set by the Board. If the Optionee’s employment with the Corporation is terminated by the Corporation without Cause (which termination shall be effective as of the date specified by the Corporation in a written notice to Optionee), other than due to death or disability, or in the event Optionee terminates his or her employment with Good Reason, in either case within twelve months following a Change in Control, then the vesting of such options will be accelerated in full and the time when such options may be exercised will be accelerated in full. Such vesting acceleration will occur on the date of termination of such Optionee’s Service.
B.    In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding option or substitute similar stock awards for such outstanding options, then with respect to options that have not been assumed, continued or substituted, the vesting of such options will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such options will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control, and any reacquisition or repurchase rights held by the Corporation with respect to such options will lapse (contingent upon the effectiveness of the Change in Control).
C.    Notwithstanding the foregoing, in the event an option will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide, in its sole discretion, that the holder of such option may not exercise such option but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the Optionee would have received upon the exercise of the option immediately prior to the effective time of the Change in Control (including, at the discretion of the Board, any unvested portion of such option), over (ii) any exercise price payable by such holder in connection with such exercise.

For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
D.    The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
E.    The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
IV.    PROHIBITION ON REPRICING
Except in connection with a corporation transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.
ARTICLE THREE
STOCK ISSUANCE PROGRAM
I.    STOCK ISSUANCE TERMS
Shares of Common Stock may be issued or granted under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance or grant shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be granted under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated Service requirements or performance goals.
A.    PURCHASE PRICE.
1.    The purchase price per share (if any) shall be fixed by the Plan Administrator.
2.    Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i)    cash or check made payable to the Corporation;
(ii)    the surrender of shares of Common Stock owned by the Participant (provided that shares of Common Stock acquired pursuant to the exercise of options granted by the Corporation shall have been held by the Participant for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes), which surrendered shares of Common Stock shall be valued at Fair Market Value as of the date of such acceptance;
(iii)    the cancellation of indebtedness of the Corporation to the Participant;
(iv)     provided that a public market for the Common Stock exists, a “same day sale” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to sell a portion of the shares of Common Stock so issued to pay for the purchase price, if any, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price, if any, directly to the Corporation;
(v)    the waiver of compensation due or accrued for services rendered or to be rendered during a vesting period; or
(vi)    any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
3.    Share of Common Stock may be granted under the Stock Issuance Program for no consideration if granted pursuant to the attainment of Service requirements or performance goals.
B.    VESTING PROVISIONS.

1.    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. Shares of Common Stock may also be granted under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares in one or more installments over the Participant’s period of Service or upon attainment of designated performance goals. Upon the attainment of such Service requirements or performance goals, fully vested shares of Common Stock shall be issued in satisfaction of those share right awards. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued or share right awards granted under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the appropriate award agreement; provided, that in no event shall such shares or share right awards vest in less than twelve (12) months from the date such shares or share rights awards are issued or granted (the “Minimum Stock Issuance Vesting Requirement”). The Plan Administrator may, in its discretion, determine that any Award granted hereunder shall be a Performance Award.
2.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
3.    The Participant shall have stockholder rights with respect to any unvested stock Awards issued to the Participant under the Stock Issuance Program; provided, however that any regular cash dividends with respect to the unvested stock Awards shall be withheld by the Corporation for the Participant’s account and shall be subject to the same vesting requirements and other conditions applicable to the Participant’s unvested stock Awards to which such regular cash dividends relate. The regular cash dividends, as accrued, shall not bear interest or be segregated in a separate account.
4.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares of Common Stock were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness but not including services rendered by the Participant), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.
5.    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
6.    Outstanding share right Awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those Awards, if the performance goals or Service requirements established for such Awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right Awards as to which the designated performance goals or Service requirements have not been attained. Until the shares of Common Stock are issued with respect to share right Awards, the Participant shall not have any rights as a stockholder of the Corporation.
C.    LIMITED TRANSFERABILITY OF STOCK AWARDS. Each stock Award and share Right Award may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s Immediate Family or to a trust established exclusively for the Participant’s or one or more members of the holder’s Immediate Family or to Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the stock Award(s) or share right Award(s) immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. A Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding stock Awards or share right Awards, and those stock Awards or share right Awards shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon such Participant’s death while holding those stock Awards or share right Awards. Such beneficiary or beneficiaries shall take the transferred stock Awards or share right Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred stock Award or share right Award.

II.    CHANGE IN CONTROL
A.    Unless otherwise determined by the Plan Administrator, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all stock Awards or share right Awards granted under the Stock Issuance Program or may substitute similar stock awards for stock Awards or share right Awards outstanding under the Stock Issuance Program(including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to stock Awards or share right Awards under the Stock Issuance Program may be assigned by the Corporation to the successor of the Corporation (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a stock Award or share right Award outstanding under the Stock Issuance Program or substitute a similar stock award for only a portion of a stock Award or share right Award outstanding under the Stock Issuance Program, or may choose to assume or continue the stock Award or share right Award outstanding under Stock Issuance Program held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board. If the Participant’s employment with the Corporation is terminated by the Corporation without Cause (which termination shall be effective as of the date specified by the Corporation in a written notice to Participant), other than due to death or disability, or in the event Participant terminates his or her employment with Good Reason, in either case within twelve months following a Change in Control, then the vesting of such stock Awards under the Stock Issuance Program will be accelerated in full and any reacquisition or repurchase rights held by the Corporation with respect to such stock Awards or share right Awards will lapse. Such vesting acceleration will occur on the date of termination of such Participant’s Service.
B.    In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding stock Awards or share right Awards outstanding under the Stock Issuance Program or substitute similar stock awards for such outstanding stock Awards or share right Awards, then with respect to stock Awards or share right Awards outstanding under the Stock Issuance Program that have not been assumed, continued or substituted, the vesting of such stock Awards or share right Awards will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Corporation with respect to such stock Awards or share right Awards will lapse (contingent upon the effectiveness of the Change in Control).
C.    The grant of stock Awards or share right Awards under the Share Issuance Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
III.    SHARE ESCROW/LEGENDS
Unvested shares of Common Stock may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.
ARTICLE FOUR
DISCRETIONARY RESTRICTED STOCK UNIT GRANT PROGRAM
I.    RESTRICTED STOCK UNIT TERMS
A.    GENERAL. The Plan Administrator shall have the right to grant, pursuant to the Plan, Restricted Stock Units, subject to such terms, restrictions and conditions as the Plan Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Plan Administrator.
B.    RESTRICTED STOCK UNIT AGREEMENTS. A Participant shall have no rights with respect to the Restricted Stock Units covered by a Restricted Stock Unit Award Agreement until the Participant has executed and delivered to the Corporation the applicable Restricted Stock Unit Award Agreement. Each Restricted Stock Unit Award Agreement shall be in such form, and shall set forth the purchase price, if any, and such other terms, conditions and restrictions of the Restricted Stock Unit Award Agreement, not inconsistent with the provisions of the Plan, as the Plan Administrator shall, from time to time, deem desirable. Each such Restricted Stock Unit Award Agreement may be different from each other Restricted Stock Unit Award Agreement.
C.    PURCHASE PRICE.

1.    Restricted Stock Units may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.
2.    Payment of the purchase price, if any, may be made, in the discretion of the Plan Administrator, subject to any legal restrictions, by:
(i)    cash or check made payable to the Corporation;
(ii)    the surrender of shares of Common Stock owned by the Participant (provided that shares of Common Stock acquired pursuant to the exercise of options granted by the Corporation shall have been held by the Participant for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance;
(iii)    the cancellation of indebtedness of the Corporation to the Participant;
(iv)    provided that a public market for the Common Stock exists, a “same day sale” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to sell a portion of the shares so received to pay for the purchase price, if any, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the purchase price directly to the Corporation;
(v)    the waiver of compensation due or accrued for services rendered or to be rendered during a vesting period; or
(vi)    any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.
D.    VESTING. The Restricted Stock Unit Award Agreement shall specify the date or dates, the performance goals, if any, established by the Plan Administrator that must be achieved, and any other conditions on which the Restricted Stock Units may vest; provided, that in no event shall such Restricted Stock Units vest in less than twelve (12) months from the date such Restricted Stock Units are granted (the “Minimum Restricted Stock Unit Vesting Requirement”). No shares of Common Stock shall be issued to a Participant prior to the date on which a Restricted Stock Unit vests. As soon as practical after any Restricted Stock Units vest, the Corporation shall promptly cause to be issued an equivalent number of shares of Common Stock in payment of such vested whole Restricted Stock Units.
E.    LIMITED TRANSFERABILITY OF RESTRICTED STOCK UNITS.    Each Restricted Stock Unit under this Article Four may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s Immediate Family or to a trust established exclusively for the Participant’s or one or more members of the holder’s Immediate Family or to Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the Restricted Stock Unit(s) immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. A Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Restricted Stock Units under this Article Four, and those Restricted Stock Units shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon such Participant’s death while holding those Restricted Stock Units. Such beneficiary or beneficiaries shall take the transferred Restricted Stock Units subject to all the terms and conditions of the applicable agreement evidencing each such transferred Restricted Stock Unit.
F.    NO RIGHTS AS A STOCKHOLDER. A holder of Restricted Stock Units shall possess no incidents of ownership with respect to the shares of Common Stock represented by such Restricted Stock Units, unless and until the shares of Common Stock are transferred to such holder pursuant to the terms of this Plan. At the discretion of the Plan Administrator, Restricted Stock Units may be credited with an amount equal to the regular cash dividends paid by the Corporation in respect of one share of Common Stock (“Dividend Equivalent Rights”). Dividend Equivalent Rights with respect to the Restricted Stock Units shall be withheld by the Corporation for the Participant’s account and shall be subject to the same vesting requirements and other conditions applicable to the Participant’s Restricted Stock Units to which such regular cash dividends relate. The Dividend Equivalent Rights, as accrued, shall not bear interest or be segregated in a separate account.
II.    CHANGE IN CONTROL
A.    Unless otherwise determined by the Plan Administrator, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Restricted Stock Units outstanding under the Plan or may substitute similar stock awards for Restricted Stock Units outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Corporation pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Corporation in respect of Common Stock issued pursuant to Restricted Stock Units may be assigned by the Corporation to the successor of the Corporation (or the successor’s parent company, if any), in connection with such Change in Control. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Restricted Stock Unit Award or substitute a similar stock award for only a portion of a Restricted Stock Unit Award, or may choose to assume or continue the Restricted Stock Units held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board. If the Participant’s employment with the Corporation is terminated by the Corporation without Cause (which termination shall be effective as of the date specified by the Corporation in a written notice to Participant), other than due to death or disability, or in the event Participant terminates his or her employment with Good Reason, in either case within twelve months following a Change in Control, then the vesting of such Restricted Stock Units will be accelerated in full. Such vesting acceleration will occur on the date of termination of such Participant’s Service.
B.    In the event of a Change in Control in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Restricted Stock Units or substitute similar stock awards for such outstanding Restricted Stock Units, then with respect to Restricted Stock Units that have not been assumed, continued or substituted, the vesting of such Restricted Stock Units will be accelerated in full to a date prior to the effective time of such Change in Control (contingent upon the effectiveness of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and any reacquisition or repurchase rights held by the Corporation with respect to such Restricted Stock Units will lapse (contingent upon the effectiveness of the Change in Control).
C.    Notwithstanding the foregoing, the Board may provide, in its sole discretion, that the holder of such Restricted Stock Units will receive a payment, in such form as may be determined by the Board, equal in value to the value of the property the Participant would have received upon the vesting of the Restricted Stock Units immediately prior to the effective time of the Change in Control Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
D.    The grant of Restricted Stock Units under the Discretionary Restricted Stock Unit Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
ARTICLE FIVE
MISCELLANEOUS
I.    NO FRACTIONAL SHARES
No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan, and the Plan Administrator shall determine whether cash shall be paid in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
II.    TAX WITHHOLDING
A.    Whenever shares of Common Stock are to be issued upon the exercise of an option, the settlement of Restricted Stock Units or the grant or vesting of shares pursuant to an Award under the Stock Issuance Program, the Corporation shall have the right to require the Participant or Optionee, as applicable, to remit to the Corporation in cash an amount sufficient to satisfy Withholding Taxes attributable to such exercise, settlement, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Award in cash, the Corporation shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the Withholding Taxes, if any, attributable to such exercise or settlement.
B.    The Plan Administrator may, in its discretion, permit (i) the Corporation to withhold shares of Common Stock from an Award in satisfaction of all or part of the Withholding Taxes which may become payable in connection with an award granted under the Plan (pursuant to the terms of Section II.B.1. of this Article Five ) and (ii) any or all Optionees or Participants under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such Participants or Optionees may become subject in connection with the grant or exercise of their options, the vesting or settlement of their Restricted Stock Units or the issuance or vesting of their shares under the Stock Issuance Program. The withholding of shares of Common Stock in order to satisfy the Withholding Taxes described in this Section II.B of this Article Five shall not exceed the minimum statutory amount required to be withheld for each of the Withholding Taxes. Such right may be provided to any such Participant or Optionee in either or both of the following formats:
1.    Stock Withholding: The Corporation withholds, from the shares of Common Stock otherwise issuable upon the exercise of such option, the vesting or settlement of such Restricted Stock Unit or the issuance or vesting of shares of Common Stock under the Stock Issuance Program, a portion of those shares with an aggregate Fair Market Value equal to the amount of the Withholding Taxes (not to exceed one hundred percent (100%) of such Withholding Taxes).
2.    Stock Delivery: The election by the Participant or Optionee to deliver to the Corporation, at the time the option is exercised, the vesting or settlement of the Restricted Stock Units or the shares vest or are issued under the Stock Issuance Program, one or more shares of Common Stock previously acquired by such Participant or Optionee (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the amount of the Withholding Taxes (not to exceed one hundred percent (100%) of such Withholding Taxes) to be satisfied in such manner as designated by the holder in writing.
III.    EFFECTIVE DATE AND TERM OF THE PLAN
A.    The Plan shall become effective immediately upon the Plan Effective Date. No options granted under the Plan may be exercised, no Restricted Stock Units granted under the Plan may be settled and no shares of Common Stock shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. As of the Plan Effective Date, no awards shall be granted under the Existing Plan.
B.    The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options and Restricted Stock Units in connection with a Change in Control. Upon such Plan termination, all option grants, Restricted Stock Unit grants and unvested stock issuances outstanding at that time shall thereafter continue to have force and effect in accordance with the provisions of the Award Agreements.
IV.    AMENDMENT OF THE PLAN
The Plan Administrator shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects; provided, however, that to the extent any applicable law, regulation or rule of a stock exchange requires stockholder approval in order for any such amendment or modification to be effective, such amendment or modification shall not be effective without such approval; provided further, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, Restricted Stock Units or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.
V.    USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
VI.    REGULATORY APPROVALS
A.    The implementation of the Plan, the granting of any stock option under the Discretionary Option Grant Program, the granting of any Restricted Stock Unit under the Discretionary Restricted Stock Unit Grant Program and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or the settlement of any Restricted Stock Unit or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and Restricted Stock Units granted under the Plan and the shares of Common Stock issued pursuant to the Plan.
B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of an appropriate registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.
VII.    NO EMPLOYMENT/SERVICE RIGHTS
Nothing in the Plan shall confer upon any Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining such person) or of any Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.
VIII.    SECTION 409A
A.    To the extent that the Plan Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan and applicable Award Agreement shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any agreement evidencing an Award shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Plan Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Plan Effective Date the Plan Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Plan Effective Date), the Plan Administrator may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. The Corporation shall not be responsible for any additional tax imposed pursuant to Section 409A of the Code, nor will the Corporation indemnify or otherwise reimburse an Optionee for any liability incurred as a result of Section 409A of the Code.
B.    A termination of Service shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts or benefits that the Plan Administrator determines may be considered nonqualified deferred compensation under Section 409A of the Code upon or following a termination of Service unless such termination is also a “separation from service” within the meaning of Section 409A of the Code, and, for purposes of any such provision of this Plan, references to a “termination,” “termination of Service” or like terms shall mean such a separation from service. The determination of whether and when a separation from service has occurred for purposes of this Plan shall be made in accordance with the presumptions set forth in Section 1.409A-1(h) of the Treasury Regulations.
C.    A Change in Control shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts or benefits that the Plan Administrator determines may be considered nonqualified deferred compensation under Section 409A of the Code upon or following a Change in Control unless such Change in Control also results in the occurrence of a “change in control event” within the meaning of Section 409A of the Code, and Section 1.409A-3(i)(5) of the Treasury Regulations, and, for purposes of any such provision of this Plan, references to a “Change in Control” or like terms shall mean such occurrence of a change in control event. The determination of whether and when a change in control event has occurred for purposes of this Plan shall be made in accordance with Section 409A of the Code and the applicable Treasury Regulations thereunder.
D.    Any provision of this Plan to the contrary notwithstanding, if at the time of a Participant’s separation from service, the Plan Administrator determines that such Participant is a “specified employee,” within the meaning of Section 409A of the Code, based on an identification date of December 31, then to the extent any payment or benefit that such Participant becomes entitled to under this Plan on account of such separation from service would be considered nonqualified deferred compensation under Section 409A of the Code, such payment or benefit shall be paid or provided at the date which is the earlier of (i) six (6) months and one day after such separation from service, and (ii) the date of Participant’s death. Upon the expiration of such period, all payments and benefits so delayed shall be paid or provided in a lump-sum, and any remaining payments and benefits due under this Plan shall be paid or provided in accordance with the normal payment dates specified for them herein.
IX.    MINIMUM VESTING REQUIREMENT
For purposes hereof, the Minimum Option Vesting Requirement, the Minimum Stock Issuance Vesting Requirement and the Minimum Restricted Stock Unit Vesting Requirement shall be collectively defined as the “Minimum Vesting Requirement.” Notwithstanding anything to the contrary set forth in the Plan, the Minimum Vesting Requirement shall not apply to: (i) Substitute Awards, (ii) shares of Common Stock delivered in lieu of fully vested cash-based obligations, (iii) Awards granted to non-employee Board members that are not covered by clause (ii) above and that vest on the earlier of the one-year anniversary of the date on which the Award was granted and the next annual meeting of stockholders that occurs at least 50 weeks after the prior year’s annual meeting of stockholders and (iv) Awards with respect to a maximum of 5% of the maximum number of shares of Common Stock that may be granted under the Plan. Notwithstanding the foregoing Minimum Vesting Requirement, the Committee may, in its discretion, provide for accelerated vesting or exercisability of an Award, in connection with a Participant’s or Optionee’s retirement, death, Permanent Disability or in connection with or following a Change in Control.
X.    CLAWBACK
To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Plan Administrator, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to the provisions of any clawback policy implemented by the Corporation or any of its affiliates, which clawback policy may provide for forfeiture, repurchase and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards. Notwithstanding any provision of this Plan or any award agreement to the contrary, the Corporation and its affiliates reserve the right, without the consent of any Optionee/Participant, to adopt any such clawback policies and procedures, including such policies and procedures applicable to this Plan or any award agreement with retroactive effect.

APPENDIX
The following definitions shall be in effect under the Plan:
A.    AWARD shall mean any (i) options granted under the Discretionary Option Grant Program, or (ii) any shares of Common Stock issued or granted under the Stock Issuance Program, or (iii) any Restricted Stock Units granted under the Discretionary Restricted Stock Unit Grant Program.
B.    AWARD AGREEMENT shall mean an Option Award Agreement, Restricted Stock Unit Award Agreement a Stock Issuance Agreement, either collectively or individually.
C.    BOARD shall mean the Corporation’s Board of Directors.
D.    CAUSE shall have the meaning ascribed to such term in any written agreement between the Optionee or Participant and the Corporation defining such term (including, for the avoidance of doubt, an Award Agreement) and, in the absence of such agreement, such term will mean, with respect to an Optionee or Participant, the occurrence of any of the following events: (i) such Optionee’s or Participant’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude; (ii) such Optionee’s or Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Corporation that results in (or might have reasonably resulted in) material harm to the business of the Corporation; (iii) such Optionee’s or Participant’s intentional, material violation of any contract or agreement between the Optionee or Participant and the Corporation or any statutory duty the Participant owes to the Corporation; or (iv) such Optionee’s or Participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Corporation. The determination that a termination of the Optionee’s or Participant’s Service is for Cause will not be made unless and until there will have been delivered to such Optionee or Participant a copy of a resolution duly adopted by the affirmative vote of at least a majority of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to such Optionee or Participant and an opportunity for such Optionee or Participant, together with such Optionee’s or Participant’s counsel, to be heard before the Board), finding that in the good faith opinion of the Board, such Optionee or Participant was guilty of the conduct constituting “Cause” and specifying the particulars. Any determination by the Corporation that the Continuous Service of an Optionee or Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Optionee or Participant will have no effect upon any determination of the rights or obligations of the Corporation or such Optionee or Participant for any other purpose.
E.    CHANGE IN CONTROL means the occurrence of any of the following:
(i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of clause (i) of the definition, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its Affiliates or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of clause (ii) of this definition;
(ii)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Corporation or any of its affiliates, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of Common Stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of
    -AA1-

directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(iii)    Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.
F.    CODE shall mean the Internal Revenue Code of 1986, as amended.
G.    COMMITTEE shall mean a committee of two (2) or more non-employee Board members appointed by the Board.
H.    COMMON STOCK shall mean the Corporation’s Common Stock, par value $0.001.
I.    CORPORATION shall mean Acacia Research Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Acacia Research Corporation, which shall by appropriate action adopt the Plan.
J.    DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under Article Two of the Plan.
K.    DISCRETIONARY RESTRICTED STOCK UNIT GRANT PROGRAM shall mean the discretionary restricted stock unit grant program in effect under Article Four of the Plan.
L.    EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
M.    EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.
N.    FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
(i)    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(ii)    If the Common Stock is at the time not traded on any Stock Exchange, but is regularly traded in any over-the-counter market, then the Fair Market Value shall be the average of the bid and asked prices per share of Common Stock in such over-the-counter market on the date in question. If there are no bid and asked prices on the date in question, then the Fair Market Value shall be the average of the bid and asked prices in such over-the-counter market on the last preceding date for which such prices exist.
(iii)    If the Common Stock is at the time not traded as described in (i) or (ii) above, then the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.
O.    GOOD REASON shall mean that one or more of the following are undertaken by the Corporation without the Optionee’s or Participant’s express written consent:
1.    reduction of such Optionee’s or Participant’s rate of compensation as in effect immediately prior to a Change in Control by greater than 10%, except to the extent the compensation of other similarly situated persons are accordingly reduced;
2.    failure to provide a package of welfare benefit plans that, taken as a whole, provide substantially similar benefits to those in which such Optionee or Participant is entitled to participate immediately prior to a Change in Control (except that such Optionee’s or Participant’s contributions may be raised to the extent of any cost increases imposed by third parties) or any action by the Corporation that would adversely affect such Optionee’s or Participant’s participation or reduce such Optionee’s or Participant’s benefits under any of such plans;
3.    a change in such Optionee’s or Participant’s responsibilities, authority, titles or offices resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Corporation promptly after notice thereof is given by such person;
    -AA2-

4.    a request that such Participant relocate to a worksite that is more than 50 miles from such Participant’s prior worksite, unless such person accepts such relocation opportunity;
5.    a material reduction in duties;
6.    a failure or refusal of any successor company to assume the obligations of the Corporation under an agreement with such Optionee or Participant; or
7.    a material breach by the Corporation of any of the material provisions of an agreement with such Optionee or Participant.
Notwithstanding the foregoing, a Participant will have “Good Reason” for his or her resignation only if: (a) such Participant notifies the Corporation in writing, within 30 days after the occurrence of one of the foregoing event(s), specifying the event(s) constituting Good Reason and that he or she intends to terminate his or her employment no earlier than 30 days after providing such notice; (b) the Corporation does not cure such condition within 30 days following its receipt of such notice or states unequivocally in writing that it does not intend to attempt to cure such condition; and (c) the Participant resigns from employment within 30 days following the end of the period within which the Corporation was entitled to remedy the condition constituting Good Reason but failed to do so.
P.    IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships.
Q.    INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.
R.    MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Subsidiary).
S.    1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
T.    NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.
U.    OPTION AWARD AGREEMENT shall mean the document or documents evidencing the option grant under the Discretionary Option Grant Program.
V.    OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.
W.    PARTICIPANT shall mean any person who is (i) issued or granted shares of Common Stock under the Stock Issuance Program, or (ii) granted Restricted Stock Units under the Discretionary Restricted Stock Unit Grant Program.
X.    PERFORMANCE AWARD means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more performance criteria, as determined by the Plan Administrator.
Y.    PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of continuous duration of twelve (12) months or more.
Z.    PLAN shall mean the Corporation’s 2024 Acacia Research Corporation Stock Incentive Plan, as set forth in this document.
AA.    PLAN ADMINISTRATOR shall mean the particular body, whether the Committee or the Board, which is authorized to administer the Discretionary Option Grant Program, the Discretionary Restricted Stock Unit Grant Program and Stock Issuance Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.
BB.    PLAN EFFECTIVE DATE shall mean [●], which is the date of its adoption by the Board, subject to approval of the Plan by the stockholders of the Corporation.
    -AA3-

CC.    RESTRICTED STOCK UNIT shall mean a right to receive a share of Common Stock during specified time periods granted pursuant to Article Four.
DD.    RESTRICTED STOCK UNIT AWARD AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of grant of Restricted Stock Units under the Discretionary Restricted Stock Unit Grant Program.
EE.    SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.
FF.    SERVICE shall mean the performance of services for the Corporation (or any Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the applicable Award Agreement.
GG.    SHORT TERM FEDERAL RATE shall mean the federal short-term rate in effect under Section 1274(d) of the Code for the period the shares of Common Stock were held in escrow.
HH.    STOCK EXCHANGE shall mean the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange.
II.    STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of grant or issuance of shares of Common Stock under the Stock Issuance Program.
JJ.    STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under Article Three of the Plan.
KK.    SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
LL.    10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Subsidiary).
MM.    WITHHOLDING TAXES shall mean the Federal, state and local income and employment withholding taxes to which the holder of options, stock issuances or share right awards may become subject in connection with such options, stock issuances or share right awards.
    -AA4-

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com

ACACIA RESEARCH CORPORATION
Annual Meeting of Stockholders
May 21, 2024 11:30 a.m., Eastern Time
This Proxy is solicited by the Board of Directors of Acacia Research Corporation

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Jennifer Graff, Robert Rasamny and Jason Soncini and either of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on the record date either on his or her own behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation to be held live via webcast at www.virtualshareholdermeeting.com/ACTG2024 on May 21, 2024 at 11:30 a.m., Eastern Time, or any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by the Proxy shall be voted in a manner set forth on the reverse side.

THIS PROXY WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side

0000642170_2 R1.0.0.6

ACACIA RESEARCH CORPORATION
ATTN: JENNIFER GRAFF
767 THIRD AVENUE, 6TH FLOOR
NEW YORK, NY 10017

SCAN TO
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The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Gavin Molinelli	☐	☐	☐
1b. Michelle Felman	☐	☐	☐
1c. Isaac T. Kohlberg	☐	☐	☐
1d. Martin D. McNulty, Jr.	☐	☐	☐
1e. Maureen O'Connell	☐	☐	☐
1f. Goeff Ribar	☐	☐	☐
1g. Ajay Sundar	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

0000642170_1 R1.0.0.6